                                                       Registration No. 33-21844
                                                                        811-5555
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X/

          Pre-Effective Amendment No.

          Post-Effective Amendment No. 15

                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / /


          Amendment No. 17                                             /X/


                         Sanford C. Bernstein Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                   767 Fifth Avenue, New York, New York 10153
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 486-5800


                              Jean Margo Reid, Esq.
                                767 Fifth Avenue
                            New York, New York 10153
                     (Name and Address of Agent for Service)

                  ---------------------------------------------

                                   Copies to:
                             Joel H. Goldberg, Esq.
                    Shereff, Friedman, Hoffman & Goodman LLP
                                919 Third Avenue
                            New York, New York 10022

                  --------------------------------------------

Approximate Date of Proposed Public Offering:  Continuous.

                  --------------------------------------------

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b), or


 X   on January 31, 1997 pursuant to paragraph (b), or


___  75 days after filing pursuant to paragraph (a), or

___  on (date) pursuant to paragraph (a), of Rule 485.


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of its Common Stock $.001 par value under the Securities Act of 1933, and has filed a Rule 24f-2 Notice for the most recent fiscal year on November 19, 1996.

This filing contains two (2) Prospectuses, a regular Prospectus covering all eleven series of shares of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-1) and an Institutional Services Prospectus covering three of the eleven series of shares of the Sanford C. Bernstein Fund, Inc. (see Cross-Reference Sheet Part A-2) and one Statement of Additional Information ("SAI") which is common to both Prospectuses.

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
-------------

                                        Location in Regular
                                        -------------------
Part A-1                                     Prospectus
--------                                     ----------

     Item 1.   Cover Page                    Cover Page

     Item 2.   Synopsis                      Fee Table

     Item 3.   Condensed Financial
               Information                   Financial Highlights

     Item 4.   General Description of
               Registrant                    The Fund; Investment
                                              Objectives and
                                              Policies of the
                                              Portfolios;
                                              Investments; Special
                                              Investment
                                              Techniques

     Item 5.   Management of the Fund        Management of the
                                              Portfolios

     Item 5A.  Management's Discussion
               of Fund Performance           Not Applicable

     Item 6.   Capital Stock and Other
               Securities                    The Fund; Dividends,
                                              Distributions and
                                              Taxes; Description
                                              of Shares

     Item 7.   Purchase of Securities
               Being Offered                 Purchase of Shares;
                                              Exchanges of Shares

     Item 8.   Redemption or Repurchase      Redemption of Shares

     Item 9.   Pending Legal Proceedings     Not Applicable

                         SANFORD C. BERNSTEIN FUND, INC.

                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.
-------------

                                        Location in Institutional
                                        -------------------------
Part A-2                                   Services Prospectus
--------                                   -------------------

     Item 1.   Cover Page                    Cover Page

     Item 2.   Synopsis                      Fee Table

     Item 3.   Condensed Financial
               Information                   Financial Highlights

     Item 4.   General Description of
               Registrant                    The Fund; Investment
                                              Objectives and
                                              Policies of the
                                              Portfolios;
                                              Investments; Special
                                              Investment
                                              Techniques

     Item 5.   Management of the Fund        Management of the
                                              Portfolios

     Item 5A.  Management's Discussion
               of Fund Performance           Not Applicable

     Item 6.   Capital Stock and Other
               Securities                    The Fund; Dividends,
                                              Distributions and
                                              Taxes; Description
                                              of Shares

     Item 7.   Purchase of Securities
               Being Offered                 Participating in
                                              Your Plan

     Item 8.   Redemption or Repurchase      Participating in
                                              Your Plan

     Item 9.   Pending Legal Proceedings     Not Applicable

                                           Location in Statement of
                                           ------------------------
                                           of Additional Information
                                           -------------------------



Part B
------


     Item 10.  Cover Page                    Cover Page

     Item 11.  Table of Contents             Table of Contents

     Item 12.  General Information
               and History                   Not Applicable

     Item 13.  Investment Objectives
               and Policies                  Investment Objectives
                                              and Policies;
                                              Investment
                                              Restrictions

     Item 14.  Management of the Fund        Manager and
                                              Distributor

     Item 15.  Control Persons and
               Principal Holders of
               Securities                    Directors and
                                              Officers and
                                              Principal Holders
                                              of Securities

     Item 16.  Investment Advisory and
               Other Services                Directors and
                                              Officers and
                                              Principal Holders
                                              of Securities and
                                              Manager and
                                              Distributor

     Item 17.  Brokerage Allocation and
               Other Practices               Portfolio
                                              Transactions
                                              and Brokerage

     Item 18.  Capital Stock and Other
               Securities                    Not Applicable

     Item 19.  Purchase, Redemption and
               Pricing of Securities
               Being Offered                 Net Asset Value;
                                              Purchase and
                                              Redemption of Shares

     Item 20.  Tax Status                    Taxes

                                           Location in Statement of
                                           ------------------------
                                           of Additional Information
                                           -------------------------



Part B
------


     Item 21.  Underwriters                  Manager and Distributor

     Item 22.  Calculation of
               Performance Data              Performance

     Item 23.  Financial Statements          Custodian, Transfer
                                              Agent, Independent
                                              Accountants and
                                              Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

January 31, 1997


PROSPECTUS

Sanford C. Bernstein Fund, Inc.
767 Fifth Avenue
New York, NY 10153
212-756-4097


Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. This Prospectus relates to 11 of the Fund's series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.


     The Bernstein Fixed-Income Portfolios aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.


     The Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest) principally, in the case of the Bernstein International Value Portfolio, through investment in equity securities of established non-U.S. companies, and, in the case of the Bernstein Emerging Markets Value Portfolio, through investment in equity securities of companies in emerging-market countries. Investments in either Portfolio may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return. Investments in emerging-market countries are more volatile and less liquid than investments in developed countries and involve exposure to a greater degree of risk due to increased social, political and economic instability. This Prospectus discusses in more detail these as well as other risks of investing in emerging-market countries.



     This Prospectus sets forth information you ought to know before investing in the Fund. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated January 31, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.



     The minimum initial investment in any Portfolio is generally $25,000,

except that the minimum initial investment in the Bernstein Emerging Markets Value Portfolio is $10,000 for discretionary investment management clients of Bernstein whose investment in the Bernstein Emerging Markets Value Portfolio constitutes a portion of a balanced account. Different minimums are applicable with respect to subsequent investments. The Fund may change the provisions concerning minimum investments at any time.


Bernstein Fixed-Income Portfolio Objectives/Policies

Short-Duration Portfolios
Bernstein Government Short Duration                                       23
        o Limit state and local taxation; and
        o Invest largely in U.S. government and agency securities.

Bernstein Short Duration Plus                                             23
        o Choose primarily from a broad universe of high-grade fixed-income instruments.

Bernstein Short Duration New York Municipal                               24
        o Provide income while limiting federal, state and local taxation for New York residents.

Bernstein Short Duration California Municipal                             26
        o Provide income while limiting federal and California personal income taxation for state residents.

Bernstein Short Duration Diversified Municipal                            27
        o Provide income while limiting federal taxation.

Intermediate-Duration Portfolios
Bernstein New York Municipal.                                             24
        o Maximize total after-tax return for New York State residents, taking into account the taxable nature of interest on taxable bonds and capital gains.

Bernstein California Municipal.                                           26
        o Maximize total after-tax return for California residents, taking into account the taxable nature of interest on taxable bonds and capital gains.

Bernstein Diversified Municipal                                           27
        o Maximize total after-tax return, taking into account the taxable nature of interest on taxable bonds and capital gains.

Bernstein Intermediate Duration                                           24
        o Choose primarily from a broad universe of high-grade fixed-income instruments.

Bernstein International Equity Portfolio Objectives
Bernstein International Value                                              28
        o Invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.


Bernstein Emerging Markets Value Portfolio Objectives
Bernstein Emerging Markets Value                                           28
        o Invest primarily in equity securities of companies in emerging-market countries.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE



                                                      Bernstein       Bernstein       Bernstein
                                                      Short Duration  Short Duration  Short Duration  Bernstein
                                                      California      Diversified     New York        Government
                                                      Municipal       Municipal       Municipal       Short Duration
                                                      Portfolio       Portfolio       Portfolio       Portfolio
                                                      --------------  --------------  --------------  --------------
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases
   (as a percentage of offering price)                    None            None           None             None

Sales Load Imposed on Reinvested Dividends
   (as a percentage of offering price)                    None            None           None             None

Deferred Sales Load (as a percentage of original
   purchase price or redemption proceeds)                 None            None           None             None

Redemption Fees
   (as a percentage of amount redeemed)                   None            None           None             None

Exchange Fees                                             None            None           None             None

ANNUAL PORTFOLIO OPERATION EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                           0.50%           0.50%          0.50%            0.50%

12b-1 Fees                                                None            None           None             None

Other Expenses
   Shareholder Servicing & Administrative Fees            0.10%           0.10%          0.10%            0.10%

   All Other Expenses After Expense Reimbursement         0.12%           0.11%          0.14%            0.09%

Total Portfolio Operating Expenses                        0.72%           0.71%          0.74%            0.69%

EXAMPLE

A Portfolio would pay the following expenses on a
$1,000 investment, assuming 5% annual return:
   1 Yr.                                                    $7              $7             $8               $7
   3 Yrs. (cum.)                                           $23             $23            $24              $22
   5 Yrs. (cum.)                                           $40             $40            $41              $38
   10 Yrs. (cum.)                                          $89             $88            $92              $86



The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund is no-load, and, except in the case of the Bernstein Emerging Markets Value Portfolio, there are no redemption fees, and there are no charges for shareholders on monthly payment plans.



     The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund Portfolios for shares of the Bernstein Emerging Markets Value Portfolio). The portfolio transaction fee on purchases applies to an initial investment in the Bernstein Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Bernstein Emerging Markets Value Portfolio

-------------------------------------------------------------------------------
2   Sanford C. Bernstein Fund, Inc.


                                                  Bernstein       Bernstein  Bernstein   Bernstein    Bernstein    Bernstein
                                                  Short Duration  New York   California  Diversified  Intermediate International
                                                  Plus            Municipal  Municipal   Municipal    Duration     Value
                                                  Portfolio       Portfolio  Portfolio   Portfolio    Portfolio    Portfolio
                                                  --------------  ---------- ----------- -----------  ------------ --------------
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases
   (as a percentage of offering price)               None             None       None        None         None        None

Sales Load Imposed on Reinvested Dividends
   (as a percentage of offering price)               None             None       None        None         None        None

Deferred Sales Load (as a percentage of original
   purchase price or redemption proceeds)            None             None       None        None         None        None

Redemption Fees
   (as a percentage of amount redeemed)              None             None       None        None         None        None

Exchange Fees                                        None             None       None        None         None        None

ANNUAL PORTFOLIO OPERATION EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                      0.50%            0.50%     0.50%       0.50%         0.49%      0.97%

12b-1 Fees                                           None              None      None        None          None       None

Other Expenses
   Shareholder Servicing & Administrative Fees       0.10%            0.10%     0.10%       0.10%          0.10%     0.25%

   All Other Expenses After Expense Reimbursement    0.05%            0.06%     0.08%       0.06%          0.04%     0.09%

Total Portfolio Operating Expenses                   0.65%            0.66%     0.68%       0.66%          0.63%     1.31%

EXAMPLE

A Portfolio would pay the following expenses on a
$1,000 investment, assuming 5% annual return:
   1 Yr.                                               $7               $7        $7          $7             $6       $13
   3 Yrs. (cum.)                                      $21              $21       $22         $21            $20       $42
   5 Yrs. (cum.)                                      $36              $37       $38         $37            $35       $72
   10 Yrs. (cum.)                                     $81              $82       $85         $82            $79      $158


-------------------------------------------------------------------------------



also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Bernstein Emerging Markets Value Portfolio, not by Bernstein, and are neither sales loads nor contingent deferred sales loads.



     The purpose of the portfolio transaction fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Bernstein Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio


-------------------------------------------------------------------------------
                                              Prospectus--January 31, 1997    3

FEE TABLE
                                                               Bernstein
                                                            Emerging Markets
                                                             Value Portfolio
                                                            ----------------
SHAREHOLDER TRANSACTION EXPENSES
PAID TO MANAGER

Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)                       None

Maximum Sales Load Imposed on Reinvested Dividends
        (as a percentage of offering price)                       None

Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds, as applicable)     None

SHAREHOLDER TRANSACTION EXPENSES
PAID TO PORTFOLIO

Portfolio Transaction Fee upon Purchase of Shares
        (as a percentage of amount invested)*                    2.00%

Portfolio Transaction Fee upon Redemption of Shares
        (as a percentage of amount redeemed)**                   2.00%

Portfolio Transaction Fee upon Exchange of Shares                 ***

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees                                                  1.25%

12b-1 Fees                                                        None

Other Expenses
        Shareholder Servicing & Administrative Fees              0.25%

        All Other Expenses After Expense Reimbursement           0.42%

Total Portfolio Operating Expenses                               1.92%

EXAMPLE

                                                                             1 Year     3 Years     5 Years     10 Years
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period+        $59        $102        $147        $271

You would pay the following expenses on the same investment, assuming
no redemption++                                                                $40        $80         $124        $244


  * The portfolio transaction fee on purchases is deducted automatically from the amount invested.
 ** The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio.
*** Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.
  + The expenses include the portfolio transaction fee on purchases and redemptions.
 ++ The expenses include the portfolio transaction fee on purchases.

--------------------------------------------------------------------------------


transaction fees reflect Bernstein's estimate of the brokerage and other transaction costs that the Bernstein Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Bernstein Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Bernstein Emerging Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.



     "Other Expenses" for all Portfolios are based on amounts for the fiscal year ended September 30, 1996. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. For the period commencing October 3, 1994 through and including October 2, 1996, Bernstein agreed to assume the


-------------------------------------------------------------------------------
4   Sanford C. Bernstein Fund, Inc.

expenses of the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Short

Duration New York Municipal Portfolio (collectively, the "Short Duration Municipal Portfolios"), to the extent that aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.79% per annum of the Portfolios' average daily net assets. If Bernstein had not assumed these expenses during the fiscal year ended September 30, 1996, the shareholders of the Bernstein Short Duration California Municipal Portfolio would have incurred total annual operating expenses of .75%, the shareholders of the Bernstein Short Duration Diversified Municipal Portfolio would have incurred total annual operating expenses of .77% and the shareholders of the Bernstein Short Duration New York Municipal Portfolio would have incurred total annual operating expenses of .77%. For the period through and including December 31, 1997, Bernstein has agreed to assume the Bernstein Emerging Markets Value Portfolio's expenses to the extent that aggregate operating expenses (excluding interest, taxes, brokerage and other transaction costs and extraordinary expenses) exceed 2% per annum of the Portfolio's average daily net assets. Portfolio transaction fees on purchases and redemptions are not operating expenses; no portion of the portfolio transaction fees will be assumed by Bernstein. If Bernstein were not to assume any of the Bernstein Emerging Markets Value Portfolio's aggregate operating expenses, it is estimated that the Bernstein Emerging Markets Value Portfolio would incur Other Expenses of .42% and total annual operating expenses of 1.92% of average daily net assets for the current fiscal year. A more complete description of the various costs and expenses will be found under "Management of the Portfolios" on page 38. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in a Bernstein brokerage account, Bernstein (not the Fund) will charge an annual maintenance fee of $100 for accounts with assets of less than $400,000 under the management of Bernstein's Equity and/or Fixed-Income Investment Policy Groups. This fee is deducted from cash held in the brokerage account or, if insufficient cash is maintained in the brokerage account, by selling securities. Bernstein does not charge this fee on accounts that are included in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


-------------------------------------------------------------------------------
                                              Prospectus--January 31, 1997    5

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                                Bernstein International Value Portfolio
                                                 -------------------------------------------------------------------------
                                                 Year Ended    Year Ended      Year Ended      Year Ended       Year Ended
                                                  9/30/96        9/30/95        9/30/94         9/30/93         9/30/92 (a)
                                                 ----------    ----------      ----------      ----------      ------------
Net asset value, beginning of period              $16.08         $16.57          $15.39          $11.98         $12.50
                                                  ------         ------          ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                              0.23           0.18            0.19            0.05           0.02
Net realized and unrealized gain (loss) on
  investments, futures and foreign currencies       2.26           0.07            1.13            3.54          (0.54)
                                                  ------         ------          ------          ------         ------
Total from investment operations                    2.49           0.25            1.32            3.59          (0.52)
                                                  ------         ------          ------          ------         ------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income       (0.10)         (0.11)          (0.02)          (0.05)           0
Dividends from tax-exempt net investment income      0              0               0               0              0
Distributions from net realized gains              (0.33)         (0.63)          (0.12)          (0.13)           0
Distributions in excess of net investment
  income due to timing differences                   0              0               0               0              0
Distributions in excess of net realized gains
  due to timing differences                          0              0               0               0              0
                                                  ------         ------          ------          ------         ------
Total distributions                                (0.43)         (0.74)          (0.14)          (0.18)           0
                                                  ------         ------          ------          ------         ------
Net asset value, end of period                    $18.14         $16.08          $16.57          $15.39         $11.98
                                                  ======         ======          ======          ======         ======
Total return                                       15.83%          1.84%           8.55%          30.45%         (4.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $3,131,258    $1,996,112       $1,343,266       $539,936       $75,255
Average net assets (000 omitted)                 $2,569,586    $1,591,703         $948,563       $235,839       $41,234
Ratio of expenses to average net assets             1.31%          1.35%           1.39%           1.53%          2.00%*
Ratio of net investment income to
   average net assets                               1.37%          1.17%           1.13%           1.27%          0.59%*
Portfolio turnover rate                            21.89%         29.53%          23.78%          21.22%          1.12%
Average commission rate per share                   0.0234         N/A              N/A             N/A            N/A


* Annualized
(a) Commenced operations June 22, 1992

-------------------------------------------------------------------------------
6   Sanford C. Bernstein Fund, Inc.

                                                   Bernstein
                                                    Emerging
                                                    Markets
                                                     Value
                                                   Portfolio                   Bernstein Intermediate Duration Portfolio
                                                  ------------  -------------------------------------------------------------------
                                                   Year Ended     Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                                   9/30/96 (b)     9/30/96        9/30/95      9/30/94      9/30/93        9/30/92
                                                  ------------  -------------  ------------  ------------  -----------  ------------
Net asset value, beginning of period                $20.00          $13.30       $12.54       $13.92        $13.82          $13.19
                                                    ------          ------       ------       ------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                                0.18            0.80         0.78         0.68          0.76            0.90
Net realized and unrealized gain (loss) on
  investments, futures and foreign currencies         1.64(c)        (0.14)        0.77        (1.15)         0.68            0.79
                                                    ------          ------       ------       ------        ------          ------
Total from investment operations                      1.82            0.66         1.55        (0.47)         1.44            1.69
                                                    ------          ------       ------       ------        ------          ------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income           0             (0.80)       (0.76)       (0.70)        (0.76)          (0.90)
Dividends from tax-exempt net investment inco          0               0            0            0             0               0
Distributions from net realized gains                  0             (0.08)         0          (0.08)        (0.58)          (0.16)
Distributions in excess of net investment
  income due to timing differences                     0               0          (0.03)         0             0               0
Distributions in excess of net realized gains
  due to timing differences                            0               0            0          (0.13)          0               0
                                                    ------          ------       ------       ------        ------          ------
Total distributions                                    0             (0.88)       (0.79)       (0.91)        (1.34)          (1.06)
                                                    ------          ------       ------       ------        ------          ------
Net asset value, end of period                      $21.82          $13.08       $13.30       $12.54        $13.92          $13.82
                                                    ======          ======       ======       ======        ======          ======
Total return                                          4.80%*          5.05%       12.82%       (3.54)%       11.30%          13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $273,924        $1,451,776   $1,142,768    $848,529     $693,772       $524,301
Average net assets (000 omitted)                   $165,362        $1,310,208     $957,247    $764,519     $595,273       $444,750
Ratio of expenses to average net assets                1.92%+            0.63%        0.64%       0.65%        0.66%          0.67%
Ratio of net investment income to
   average net assets                                  1.01%+            5.99%        6.11%       5.14%        5.59%          6.64%
Portfolio turnover rate                                9.81%           141.04%      212.40%     203.73%       60.77%        149.71%
Average commission rate per share                    0.0027            N/A          N/A         N/A           N/A           N/A

                                                   Year Ended     Year Ended    Year Ended
                                                    9/30/91         9/30/90     9/30/89 (d)
                                                  ------------  -------------  ------------
Net asset value, beginning of period                 $12.36          $12.82      $12.50
                                                     ------         ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net                                 1.00            0.98        0.69
Net realized and unrealized gain (loss) on
  investments, futures and foreign currencies          0.85           (0.25)       0.32
                                                     ------         ------       ------
Total from investment operations                       1.85            0.73        1.01
                                                     ------         ------       ------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income          (1.00)         (0.98)       (0.69)
Dividends from tax-exempt net investment income           0              0            0
Distributions from net realized gains                 (0.02)         (0.21)           0
Distributions in excess of net investment
  income due to timing differences                        0              0            0
Distributions in excess of net realized gains
  due to timing differences                               0              0            0
Total distributions                                   (1.02)         (1.19)       (0.69)
                                                     ------         ------       ------
Net asset value, end of period                       $13.19         $12.36       $12.82
                                                     ======         ======       ======
Total return                                          15.54%          5.90%        8.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $375,345       $240,779     $183,480
Average net assets (000 omitted)                   $304,034       $218,760     $135,549
Ratio of expenses to average net assets                0.68%          0.71%        0.83%+
Ratio of net investment income to
   average net assets                                  7.80%          7.77%        7.74%+
Portfolio turnover rate                               81.04%        119.09%      121.11%
Average commission rate per share                     N/A           N/A          N/A


  * This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the year and redeemed them at the end of the year, paying, in each case, the 2.00% transaction fee. Total return to a shareholder without taking account of these transaction fees would be 9.1%.
  + Annualized
(b) Commenced operations December 15, 1995
(c) Includes effect of portfolio transaction fee
(d) Commenced operations January 17, 1989

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997   7

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                          Bernstein Government Short Duration Plus Portfolio
                                     ----------------------------------------------------------------------------------------------
                                     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                      9/30/96      9/30/95    9/30/94      9/30/93     9/30/92     9/30/91     9/30/90    9/30/89(f)
                                     ---------  ----------  -----------  ----------  ---------  -----------  ---------  -----------
Net asset value,
 beginning of period                 $12.49      $12.32      $12.89      $13.14      $12.84      $12.50      $12.62       $12.50
                                     ------      ------      ------      ------      ------      ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Investment income, net               0.69        0.70        0.55        0.59        0.75        0.94        0.97         0.78
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign currencies     (0.01)       0.18       (0.40)       0.10        0.44        0.41        (0.01)       0.12
                                     ------      ------      ------      ------      ------      ------      ------       ------
Total from investment operations       0.68        0.88        0.15        0.69        1.19        1.35         0.96        0.90
                                     ------      ------      ------      ------      ------      ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                  (0.69)      (0.69)      (0.56)      (0.59)      (0.75)      (0.94)        (0.97)     (0.78)
  Dividends from tax-exempt net
   investment income                       0           0           0           0           0          0             0          0
  Distributions from
   net realized gains                      0           0           0        (0.35)      (0.14)      (0.07)      (0.11)         0
  Distributions in excess of net
   investment income due to
   timing differences                      0        (0.02)         0           0           0          0             0          0

  Distributions in excess of
   net realized gains
   due to timing differences               0            0      (0.16)          0           0          0             0          0
                                      ------      ------      ------      ------      ------      ------      ------       ------
Total distributions                    (0.69)       (0.71)     (0.72)       (0.94)      (0.89)     (1.01)       (1.08)     (0.78)
                                      ------      ------      ------      ------      ------      ------      ------       ------
Net asset value, end of period        $12.48       $12.49     $12.32      $12.89      $13.14      $12.84       $12.50     $12.62
                                      ======       ======     ======      ======      ======      ======       ======     ======
Total return                            5.54%        7.36%      1.14%       5.49%       9.60%      11.26%        7.88%      7.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                    $538,248     $534,462    $550,415   $508,959    $535,980    $435,334     $391,131   $335,310
  Average net assets
   (000 omitted)                    $532,094     $536,042    $529,892   $535,889    $482,467    $405,457     $374,101   $263,899
  Ratio of expenses to
   average net assets                   0.65%        0.65%       0.65%      0.66%       0.66%       0.67%         0.68%     0.75%*
  Ratio of net investment income
   to average net assets                5.47%        5.69%       4.30%      4.52%       5.75%       7.42%         7.67%     7.91%*
  Portfolio turnover rate             169.96%       61.03%     285.80%    112.87%     169.60%     140.03%       155.21%   132.82%
  Average commission rate per share     N/A           N/A        N/A        N/A         N/A         N/A            N/A       N/A


-------------------------------------------------------------------------------
8   Sanford C. Bernstein Fund, Inc.

                                                          Bernstein Government Short Duration Portfolio
                                     ----------------------------------------------------------------------------------------------
                                     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                      9/30/96      9/30/95    9/30/94      9/30/93     9/30/92     9/30/91     9/30/90    9/30/89(f)
                                     ---------  ----------  -----------  ----------  ---------  -----------  ---------  -----------
Net asset value,
 beginning of period                   $12.55      $12.34      $12.87       $13.14      $12.93    $12.58       $12.61      $12.50
                                       ------      ------      ------       ------      ------    ------       ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
  Investment income, net                 0.65        0.69        0.49         0.44        0.66      0.86         0.95        0.72
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign currencies       (0.07)       0.21       (0.38)        0.20        0.41      0.41         0.05        0.11
                                       ------      ------      ------       ------      ------    ------       ------      ------
Total from investment operations         0.58        0.90        0.11         0.64        1.07      1.27         1.00        0.83
                                       ------      ------      ------       ------      ------    ------       ------      ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                    (0.65)      (0.69)      (0.49)       (0.44)      (0.66)    (0.86)       (0.95)      (0.72)
  Dividends from tax-exempt net
   investment income                     0           0           0            0           0         0            0           0
  Distributions from
   net realized gains                    0           0           0           (0.47)      (0.20)    (0.06)       (0.08)       0
  Distributions in excess of net
   investment income due to
   timing differences                    0           0           0            0           0         0            0           0
  Distributions in excess of
   net realized gains due to
   timing differences                    0           0          (0.15)        0           0         0            0           0
                                       ------      ------      ------       ------      ------    ------       ------      ------
Total distributions                     (0.65)      (0.69)      (0.64)       (0.91)      (0.86)    (0.92)       (1.03)      (0.72)
                                       ------      ------      ------       ------      ------    ------       ------      ------
Net asset value, end of period         $12.48      $12.55      $12.34       $12.87      $13.14    $12.93       $12.58      $12.61
                                       ======      ======      ======       ======      ======    ======       ======      ======
Total return                             4.76%       7.55%       0.85%        5.11%       8.57%    10.47%        8.29%       6.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                     $139,802    $143,723    $185,028     $212,531    $254,950  $211,566     $159,490    $138,052
  Average net assets
   (000 omitted)                     $145,268    $145,710    $188,013     $239,462    $238,381  $184,175     $159,170    $107,512
  Ratio of expenses to
   average net assets                    0.69%       0.69%       0.68%        0.68%       0.68%     0.70%        0.72%       0.85%
  Ratio of net investment income
   to average net assets                 5.21%       5.58%       3.85%        3.40%       5.02%     6.67%        7.52%       7.82%
  Portfolio turnover rate              155.29%      49.34%     213.02%      130.40%     220.86%   175.87%      171.41%     141.20%
  Average commission rate per share      N/A          N/A        N/A           N/A         N/A      N/A           N/A         N/A



  * Annualized
(e) Commenced operations December 12, 1988
(f) Commenced operations January 3, 1989

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997   9

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                        Bernstein Diversified Municipal Portfolio
                                  ----------------------------------------------------------------------------------------------
                                  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                    9/30/96     9/30/95     9/30/94     9/30/93     9/30/92     9/30/91     9/30/90    9/30/89(g)
                                 ----------  -----------  ----------  ----------  ---------   ---------   ---------   ---------
Net asset value,
 beginning of period                 $13.50      $12.99      $13.78      $13.40      $13.01      $12.51      $12.52     $12.50
                                     ------      ------      ------      ------      ------      ------      ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
  Investment income, net               0.63        0.65        0.61        0.63        0.71        0.73        0.74       0.52
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign currencies     (0.04)       0.51       (0.72)       0.49        0.42        0.51        0.04       0.02
                                     ------      ------      ------      ------      ------      ------      ------     ------
Total from investment operations       0.59        1.16       (0.11)       1.12        1.13        1.24        0.78       0.54
                                     ------      ------      ------      ------      ------      ------      ------     ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                  (0.01)      (0.02)      (0.01)      (0.01)      (0.11)      (0.06)      (0.03)     (0.03)
  Dividends from tax-exempt net
   investment income                  (0.62)      (0.63)      (0.60)      (0.62)      (0.60)      (0.67)      (0.71)     (0.49)
  Distributions from
   net realized gains                 (0.02)       0          (0.03)      (0.11)      (0.03)      (0.01)      (0.05)      0
  Distributions in excess of net
   investment income due to
   timing differences                  0           0           0           0           0           0           0          0

  Distributions in excess of net
   realized gains due to timing
   differences                         0           0          (0.04)       0           0           0           0          0
                                     ------      ------      ------      ------      ------      ------      ------     ------
Total distributions                   (0.65)      (0.65)      (0.68)      (0.74)      (0.74)      (0.74)      (0.79)     (0.52)
                                     ------      ------      ------      ------      ------      ------      ------     ------
Net asset value, end of period       $13.44      $13.50      $12.99      $13.78      $13.40      $13.01      $12.51     $12.52
                                     ======      ======      ======      ======      ======      ======      ======     ======
  Total return                         4.38%       9.16%      (0.80)%      8.61%       8.91%      10.21%       6.35%      4.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                    $820,395    $660,814    $552,134    $449,668    $301,746    $210,417    $157,730   $108,653
  Average net assets
   (000 omitted)                    $744,452    $572,769    $509,380    $375,576    $256,850    $179,375    $142,712    $87,945
  Ratio of expenses to
   average net assets                  0.66%       0.66%        0.67%       0.69%       0.69%       0.71%       0.75%      0.91%*
  Ratio of net investment income
   to average net assets               4.61%       4.89%        4.57%       4.64%       5.33%       5.69%       5.83%      5.75%
  Portfolio turnover rate             25.22%      42.55%       34.45%      34.74%      48.22%      33.91       47.25%     19.52%
  Average commission rate per share    N/A         N/A          N/A         N/A          N/A        N/A          N/A        N/A


-------------------------------------------------------------------------------
10  Sanford C. Bernstein Fund, Inc.

                                                         Bernstein California Municipal Portfolio
                                  -------------------------------------------------------------------------------------------
                                  Year Ended   Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                   9/30/96       9/30/95       9/30/94       9/30/93       9/30/92      9/30/91    9/30/90(h)
                                   ---------   ----------    ----------    ----------   ----------   ----------   ----------
Net asset value,
 beginning of period               $13.58      $13.06         $13.83        $13.38       $12.94       $12.42       $12.50
                                   ------      ------         ------        ------       ------       ------       ------
INCOME FROM INVESTMENT
OPERATIONS
  Investment income, net             0.61        0.64           0.61          0.60         0.66         0.70         0.13
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign currencies    0           0.52          (0.74)         0.52         0.45         0.52        (0.08)
                                   ------      ------         ------        ------       ------       ------       ------
Total from investment operations     0.61        1.16          (0.13)         1.12         1.11         1.22         0.05
                                   ------      ------         ------        ------       ------       ------       ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                (0.03)     (0.05)         (0.02)        (0.02)        (0.07)       (0.11)      (0.09)
  Dividends from tax-exempt net
   investment income                (0.58)     (0.59)         (0.59)        (0.58)        (0.59)       (0.59)      (0.04)
  Distributions from
   net realized gains                0          0              0            (0.07)        (0.01)        0           0
  Distributions in excess of net
   investment income due to
   timing differences                0          0              0             0             0            0           0
  Distributions in excess of
   net realized gains
   due to timing differences         0          0             (0.03)         0             0            0           0
                                   ------      ------         ------        ------       ------       ------       ------
Total distributions                 (0.61)     (0.64)         (0.64)        (0.67)        (0.67)       (0.70)      (0.13)
                                   ------      ------         ------        ------       ------       ------       ------
Net asset value, end of period     $13.58     $13.58          $13.06        $13.83       $13.38       $12.94       $12.42
                                   ======     ======          ======        ======       ======       ======       ======
  Total return                       4.60%      9.11%         (0.98)%        8.60%        8.76%       10.06%        0.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                   $285,758   $213,951       $192,993      $150,115     $83,043      $50,356      $22,828
  Average net assets
   (000 omitted)                   $246,410   $185,990       $168,797      $116,301     $65,492      $35,005      $21,481
  Ratio of expenses to
   average net assets                0.68%       0.69%          0.70%         0.73%        0.77%        0.79%       0.79%*
  Ratio of net investment income
   to average net assets             4.48%       4.78%          4.51%         4.36%        4.96%        5.40%       6.73%*
  Portfolio turnover rate           23.87%     63.89%         24.55%        23.79%       53.08%       48.91%     113.25%
  Average commission rate
   per share                         N/A       N/A            N/A           N/A           N/A          N/A          N/A



  * Annualized
(g) Commenced operations January 9, 1989
(h) Commenced operations August 6, 1990

-------------------------------------------------------------------------------
                                            Prospectus -- January 31, 1997   11

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                            Bernstein New York Municipal Portfolio
                                 ----------------------------------------------------------------------------------------------
                                 Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                   9/30/96     9/30/95     9/30/94     9/30/93     9/30/92    9/30/91      9/30/90    9/30/89(i)
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of period             $13.48      $12.98      $13.80      $13.47      $13.05      $12.54      $12.59      $12.50
                                 ------      ------      ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Investment income, net           0.64        0.65        0.64        0.67        0.74        0.74        0.76        0.53
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign
   currencies                     (0.07)       0.50       (0.75)       0.46        0.44        0.52           0        0.09
                                 ------      ------      ------      ------      ------      ------      ------      ------
Total from investment
  operations                       0.57        1.15       (0.11)       1.13        1.18        1.26        0.76        0.62
                                 ------      ------      ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income              (0.02)      (0.02)      (0.02)      (0.01)      (0.11)      (0.09)      (0.08)      (0.07)
  Dividends from tax-exempt
   net investment income          (0.62)      (0.63)      (0.62)      (0.66)      (0.63)      (0.65)      (0.68)      (0.46)
  Distributions from
   net realized gains             (0.06)          0       (0.03)      (0.13)      (0.02)      (0.01)      (0.05)          0

  Distributions in excess of
   net investment income due
   to timing differences              0           0           0           0           0           0           0           0
  Distributions in excess of
   net realized gains
   due to timing differences          0           0       (0.04)          0           0           0           0           0
                                 ------      ------      ------      ------      ------      ------      ------      ------
Total distributions               (0.70)      (0.65)      (0.71)      (0.80)      (0.76)      (0.75)      (0.81)      (0.53)
                                 ------      ------      ------      ------      ------      ------      ------      ------
Net asset value, end of period   $13.35      $13.48      $12.98      $13.80      $13.47      $13.05      $12.54      $12.59
                                 ======      ======      ======      ======      ======      ======      ======      ======
Total return                       4.31%       9.14%      (0.81)%      8.68%       9.31%      10.34%       6.12%       5.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)               $539,217    $458,543    $408,021    $336,101    $238,871    $190,776    $158,292     $98,299
  Average net assets
   (000 omitted)               $497,391    $413,892    $381,144    $277,930    $210,474    $172,347    $129,347     $83,529
  Ratio of expenses to
   average net assets              0.66%       0.66%       0.67%       0.69%       0.69%       0.70%       0.74%       0.89%*
  Ratio of net investment income
   to average net assets           4.73%       4.95%       4.78%       4.91%       5.55%       5.79%       5.94%       5.84%*
  Portfolio turnover rate         26.19%      44.84%      22.45%      34.58%      42.53%      29.79%      36.10%      10.12%
  Average commission rate
   per share                          N/A        N/A         N/A         N/A          N/A        N/A        N/A        N/A


--------------------------------------------------------------------------------
12     Sanford C. Bernstein Fund, Inc.

                                              Bernstein Short                Bernstein Short                Bernstein Short
                                           Duration Diversified            Duration California             Duration New York
                                           Municipal Portfolio             Municipal Portfolio            Municipal Portfolio
                                        ------------------------        ------------------------       ------------------------
                                        Year Ended    Year Ended        Year Ended    Year Ended       Year Ended    Year Ended
                                          9/30/96     9/30/95(j)          9/30/96     9/30/95(j)         9/30/96     9/30/95(j)
                                        ----------    ----------        ----------    ----------       ----------    ----------
Net asset value,
 beginning of period                     $12.63        $12.50               $12.65      $12.50             $12.60      $12.50
                                         ------        ------               ------      ------             ------      ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Investment income, net                   0.52          0.55                 0.50        0.53               0.51        0.54
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign
   currencies                             (0.06)         0.13                (0.07)       0.15              (0.07)       0.10
                                         ------        ------               ------      ------             ------      ------
Total from investment
 operations                                0.46          0.68                 0.43        0.68               0.44        0.64
                                         ------        ------               ------      ------             ------      ------
LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                      (0.02)        (0.04)               (0.05)      (0.06)             (0.02)      (0.05)
  Dividends from tax-exempt
   net investment income                  (0.50)        (0.51)               (0.45)      (0.47)             (0.49)      (0.49)
  Distributions from
   net realized gains                     (0.05)            0                (0.05)          0              (0.01)          0
  Distributions in excess of
   net investment income due
   to timing differences                      0             0                    0           0                  0           0
  Distributions in excess of
   net realized gains
   due to timing differences                  0             0                    0           0                  0           0
                                         ------        ------               ------      ------             ------      ------
Total distributions                       (0.57)        (0.55)               (0.55)      (0.53)             (0.52)      (0.54)
                                         ------        ------               ------      ------             ------      ------
Net asset value, end of period           $12.52        $12.63               $12.53      $12.65             $12.52      $12.60
                                         ======        ======               ======      ======             ======      ======
  Total return                             3.68%         5.55%                3.50%       5.58%              3.53%       5.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                       $119,096      $101,325              $72,925     $63,530            $58,750     $55,221
  Average net assets
   (000 omitted)                       $105,467       $85,893              $68,060     $49,944            $54,087     $50,642
  Ratio of expenses to
   average net assets                      0.71%         0.72%*               0.72%       0.73%*             0.74%       0.73%*
  Ratio of net investment income
   to average net assets                   4.07%         4.32%*               3.96%       4.12%*             4.02%       4.23%*
  Portfolio turnover rate                 63.40%        73.50%               60.76%      89.33%             55.81%     112.15%*
  Average commission rate
   per share                                N/A           N/A                  N/A         N/A                N/A         N/A


  * Annualized
(i) Commenced operations January 9, 1989
(j) Commenced operations October 3, 1994

--------------------------------------------------------------------------------
                                              Prospectus--January 31, 1997    13

THE FUND


The Fund was incorporated on May 4, 1988 under the laws of Maryland as an open-end management investment company. This Prospectus relates to the Fund's 11 series of shares (the "Portfolios"). Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1996, the Portfolios of the Fund had net assets totaling $7.431 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; 227 West Monroe Street, Chicago, Illinois 60606; 300 Crescent Court, Suite 950, Dallas, Texas 75201; and 555 California Street, Suite 4300, San Francisco, California 94104, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


Why Bernstein?

Research Strength

Bernstein's business is investment research and management. For more than a quarter-century we have been developing proprietary and innovative means of improving investment decision-making. In the increasingly complex financial markets, we believe Bernstein's analytic strength is a significant advantage.

Disciplined, Consistent Decision-Making

Bernstein research is applied within a value-oriented framework backed by extensive research capability. Investment decision-making is disciplined, centralized and highly systematic.


Bernstein Philosophy

We believe opportunity in the fixed-income and international markets is primarily the result of complexity and emotion. To solve the complex problems of bond and stock valuation, we devote considerable resources to research. To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion.

BERNSTEIN FIXED-INCOME PROCESS

The management of Bernstein Fixed-Income Portfolios reflects three principal elements:

1. Security and sector evaluation to identify the most attractive securities in the market at a given time-- those offering the highest expected return in relation to their risks;

2. Interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio; and

3. Yield-curve analysis to determine the optimum combination of maturities for given degrees of interest-rate risk.

    To identify attractive bonds, we use proprietary valuation techniques that seek to quantify the incremental return we should demand to compensate for the various risks that bonds entail. We perform these analyses on all Treasury securities; virtually all federal agency securities; representative samples of municipal, mortgage-related, corporate and foreign bonds; and virtually all financial futures and options.

    We use our forecast of interest rates to set the target level of interest-rate risk for each of the Fixed-Income Portfolios. When we expect interest rates to rise, we modestly shorten average maturities; when we expect rates to fall, we modestly lengthen.

    Finally, given our interest-rate risk target, we analyze the yield curve to determine the best combination of maturities. In some environments it is best to concentrate a Portfolio's maturities near the interest-rate risk target, while at other times a higher expected return may be achieved by using a mix of short- and long-term bonds that have, on average, the same risk as the target.

The Advantage of Short and Intermediate Bonds

Over the short run, fixed-income returns tend to be dominated by cyclical swings in interest rates. The longer the maturity, the more the individual security benefits from a decline, or is hurt by a rise, in interest rates. Inasmuch as it is difficult to forecast consistently the direction of interest rates accurately, it is important for an investor to weigh the risks and returns offered by any specific maturity strategy.

--------------------------------------------------------------------------------
14  Sanford C. Bernstein Fund, Inc.

The Normal Yield Curve

                                    [GRAPH]

                              Maturity     Yield
                              (years)        %
                              --------     -----
                               0.2400      4.9800
                               0.9600      5.4500
                               1.8600      5.8300
                               2.7100      6.0200
                               3.5000      6.1700
                               4.2400      6.2800
                               4.9400      6.3800
                               5.5900      6.4600
                               7.1900      6.5500
                              10.8700      6.7700
                              11.9800      6.7600

Source: Street Software Technology and Bernstein estimates.

--------------------------------------------------------------------------------

    As the chart above suggests, the yield on bonds normally increases with maturity.

    But notice that the path is not a straight line: nearly 50% of the rise typically occurs within the first two years; 80% occurs within six years. In our view, the reason the yield curve is generally so steep at the short maturities is that investors are willing to forgo considerable return in exchange for the knowledge that their investments will mature within the next few months. This preference for liquidity is most striking between three months and two years.

    The yield curve is dependent upon the period of time analyzed, and there may be periods of time during which longer-term maturities provide substantially higher yields and other times when shorter-term securities offer higher yields.

    Because of the characteristic shape of the yield curve, a disproportionate share of the extra return that normally stems from lengthening the maturity of fixed-income investments is expected to be earned in the first few years of the lengthening process.

    The relevance of this yield chart for the Bernstein Fixed-Income Portfolios--both taxable and municipal--is that the Portfolios are relatively short or intermediate in average duration. We believe the risk/reward tradeoff at those average durations is more advantageous than at the two extremes--i.e., money-market instruments or long-term bonds.*


    The table below shows the rates of return of Treasuries of varying maturities over two time periods: a nearly 27-year period that included both rising and falling interest-rate cycles, and the most recent 13 3/4 years, which was a period of generally declining interest rates. Note that in both the broader and the narrower time periods (1) short-term bonds (i.e., with two-year maturities) outperformed Treasury bills, and (2) intermediate bonds provided rates of return competitive with 30-year bonds, despite having a maturity only one-fifth as long.



    The other side of the investment equation is risk. As our earlier remarks suggested, the principal source of risk in bond investing is interest-rate change. The market value of a bond falls when interest rates rise and vice versa. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein short duration Portfolios generally have durations around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein intermediate duration Portfolios (the municipal Portfolios as well as Intermediate Duration) generally have durations of


--------------------------------------------------------------------------------
Treasury Total Returns (Annualized)


                Treasury Bills   Short-Term    Intermediate-Term    Long-Term
                    (3 mos.)   Bonds (2 yrs.)    Bonds (6 yrs.)  Bonds (30 yrs.)

Jan 1970-Sep 1996     7.3%           8.3%               9.0%           8.8%
Jan 1983-Sep 1996     6.6            8.2               10.1           10.6


Note: The returns in this table were calculated by adding monthly income to the month-end price and dividing this sum by the previous month-end price.

Source: Center for Research in Security Prices, Federal Reserve Board, The Wall Street Journal, Salomon Brothers, Street Pricing Service and Bernstein.
--------------------------------------------------------------------------------

* In the examples that follow on this and the following page Treasury bills are 90-day bills, short-term bonds are two-year bonds, intermediate-term bonds are six-year bonds and long-term bonds are 30-year bonds. The 90-day maturity has been chosen for Treasury bills because it is representative of the interest-rate risk offered by money-market instruments. The two-year and six-year maturities have been chosen for short- and intermediate-term bonds because their interest-rate risk resembles that of the Bernstein short-duration and intermediate-duration Portfolios. The 30-year maturity was selected because it is widely used by market participants to represent the long end of the bond market.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  15
about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. As the table below illustrates, the longer the bond's duration, whether it is a Treasury, corporate or municipal bond, the greater its vulnerability to these fluctuations.

    Treasury securities always produce a positive return if held to maturity. However, when interest rates rise sufficiently, the market value of a bond can drop in a given year by more than the annual interest received. When this happens, the total return is negative.


    As the table below indicates, Treasury bills and short-term bonds have not experienced a single negative total return over any 12-month period since 1970. Intermediate-term bonds have been profitable more than 90% of the time, over both the 1970-96 and 1983-96 periods. But long bonds declined in value by more than their interest payments 21.4% of the time during the 1983-96 period and 23.9% of the time during the 1970-96 period. During those periods when the return on these securities was negative, the average loss on intermediate bonds was 2.7% and the average loss on long-term bonds was 4.8%.


    Our goal is to optimize the tradeoff between risk and return. For the reasons detailed above, we believe that short duration bonds will provide superior returns to money-market instruments with only a slight increase in risk. We also believe that intermediate bonds will produce virtually the same returns as long bonds with less than half the risk. Bernstein's Fixed-Income Portfolios are, accordingly, targeted to the short and intermediate durations that maximize reward in relation to risk.

--------------------------------------------------------------------------------
Bond Risk: Change in Value Due to Interest-Rate Fluctuations

                                          Value of $100 Bond  Value of $100 Bond
                                            If Rates Rise 1%   If Rates Fall 1%

Short-term bond (duration 1.8 yrs.)              $98.16            $101.88
Intermediate-term bond (duration 5.0 yrs.)        95.17             105.13
Long-term bond (duration 13.8 yrs.)               87.53             115.45

Note: Assumes initial yield and coupon of 6%

--------------------------------------------------------------------------------
Frequency of Loss:
Percent of 12-Month Periods When Treasuries Had Negative Total Return

(Jan 1970-Sep 1996)



                  Treasury Bills  Short-Term    Intermediate-Term   Long-Term
                     (3 mos.)    Bonds (2 yrs.)  Bonds (6 yrs.)  Bonds (30 yrs.)

Jan 1970-Sep 1996*     0.0%            0.0%            8.4%            23.9%
Jan 1983-Sep 1996**    0.0             0.0             9.1             21.4



 * Based on 310 overlapping 12-month periods.
** Based on 154 overlapping 12-month periods.


Source: Center for Research in Security Prices, Federal Reserve Board, The Wall Street Journal, Salomon Brothers, Street Pricing Service and Bernstein

--------------------------------------------------------------------------------
16  Sanford C. Bernstein Fund, Inc.

Bernstein Fixed-Income Portfolios

                                                      Frequency of
                                                      Negative Annual
Portfolio               Principal Holdings*           Total Return        Rate of Income
---------               -------------------           ---------------     --------------
Bernstein               High-grade, short-term,       Extremely low       Moderate,
Short Duration          tax-exempt,                                       depending on
California Municipal    California municipals                             tax bracket

Bernstein               High-grade, short-term,       Extremely low       Moderate,
Short Duration          tax-exempt, geographically                        depending on
Diversified Municipal   diversified municipals                            tax bracket

Bernstein               High-grade, short-term,       Extremely low       Moderate,
Short Duration          tax-exempt,                                       depending on
New York Municipal      New York municipals                               tax bracket

Bernstein               Short-term                    Extremely low       Moderate
Government              U.S. Treasury and
Short Duration          agency securities

Bernstein               High-grade,                   Extremely low       Moderate
Short Duration Plus     short-term securities

Bernstein               High-grade, intermediate,     Low                 Moderate to high,
New York Municipal      tax-exempt                                        depending on
                        New York municipals                               tax bracket

Bernstein               High-grade, intermediate,     Low                 Moderate to high,
California Municipal    tax-exempt                                        depending on
                        California municipals                             tax bracket

Bernstein               High-grade, intermediate,     Low                 Moderate to high,
Diversified Municipal   geographically diversified,                       depending on
                        tax-exempt municipals                             tax bracket

Bernstein               High-grade,                   Low                 Moderate/high
Intermediate Duration   intermediate bonds

* "Short-term" and "intermediate" refer to effective duration of the Portfolios as described on pages 23-28.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  17

BERNSTEIN INTERNATIONAL VALUE AND
EMERGING MARKETS VALUE PROCESS


Why Invest in Foreign Stocks?


Americans' recognition of the opportunities available in developed and emerging foreign stock markets has increased dramatically in recent years for obvious reasons. Whereas 15 years ago U.S. stocks represented 55% of the value of common stocks around the world, today that percentage is less than 40%. Thus, foreign markets now account for over 60% of the world's stock market value with the developed foreign markets making up almost 51% and the emerging markets making up a little over 10% (Display 1). Moreover, the large public companies with which we're most familiar are no longer American only. Toyota and Honda loom as large in our consciousness today as Ford or Chrysler; Nestle is as familiar as Hershey. And important global companies such as DeBeers, Samsung and Posco are domiciled in emerging nations. Investing in the companies we know best--and whose products fill our lives--now entails a certain commitment to non-U.S. stocks.



    But the most important reason to expand one's stock investment horizon, in Bernstein's judgment, is the opportunity to broaden portfolio diversification. The stock markets of many developed and emerging foreign countries have outperformed the S&P 500 over the last 10 years, while others have underperformed (Display 2). Yet--and this is the key point--different countries' stock markets don't necessarily follow the same rhythm. Developed foreign markets don't move in the same direction at the same time, nor do developed foreign stocks as a group mirror U.S.-market movements. Likewise, emerging foreign markets have followed different performance rhythms from one another, and as a group, a different performance rhythm from the stock markets of the industrialized world. This is not to overlook the extraordinary volatility of emerging markets over the historical record available to us--or the brevity of that record. Nonetheless, because the correlations among returns in the various markets are modest, adding an international component to a domestic stock portfolio has provided the risk-reduction benefits of diversification.


--------------------------------------------------------------------------------

                                   Display 1
                          World Stock Capitalization

                                     1982

                      U.S.                         55.7%
                      Developed Foreign Markets    41.6%
                      Emerging Markets              2.6%

                                     1995

                      Developed Foreign Markets    50.9%
                      U.S.                         38.9%
                      Emerging Markets             10.2%

Source: International Finance Corporation

--------------------------------------------------------------------------------

                                   Display 2
                   Compound Annual Rates of Returns: 1985-95
                               (in U.S. dollars)

                              Argentina     30.5%
                              Mexico        29.5%
                              Thailand      28.7%
                              Hong Kong     26.1%
                              Switzerland   22.4%
                              Taiwan        20.9%
                              Korea         19.3%
                              U.K.          18.1%
                              Germany       17.9%
                              S&P 500*      16.3%
                              Singapore     15.6%
                              Japan         15.1%
                              Australia     14.2%
                              Brazil        14.2%
                              Malaysia      12.7%
                              India         12.0%
                              Canada         8.3%

* The Standard & Poor's 500 is a widely recognized index of large-cap stock traded on U.S. exchanges.

Source: Datastream, International Finance Corporation, Morgan Stanley Capital International, Standard & Poor's and Bernstein


--------------------------------------------------------------------------------
18  Sanford C. Bernstein Fund, Inc.

    Display 3 illustrates just how unrelated the returns of the world's developed and emerging foreign stock markets have been in recent years. With respect to developed foreign markets, notice that since 1985, Japan came in first three times--and last four times. German stocks scored highest twice and lowest twice; the United Kingdom, first once, worst once. With respect to emerging foreign markets, performance in 1994 ranged from 70% in Brazil to minus 41% in Mexico--and that was not extreme. The 1991 gap extended from the 397% gain in Argentina to the 42% loss in Turkey. And in 1989, there were almost 500 percentage points of return between the return of the Turkish market and that of the Indian market.


--------------------------------------------------------------------------------

                                   Display 3
                    Total Annual Returns (in U.S. dollars)

x.xx  Best Performing Country for Each Year
====

xx.x  Worst Performing Country for Each Year
----

                       1985      1986      1987      1988      1989     1990      1991      1992      1993     1994      1995
                       ----      ----      ----      ----      ----     ----      ----      ----      ----     ----      ----
INDICES
S&P 500*               32.2%     18.5%      5.2%     16.8%     31.5%    (3.2)%    30.6%      7.7%     10.0%     1.3%     37.5%
EAFE Index+            54.8      50.2      (0.2)     30.8      24.2    (21.9)      8.3      (9.1)     29.9      2.3      11.5
IFCG Index++           27.7      12.8      13.6      58.2      54.7    (29.9)     17.6       0.3      67.5     (0.5)    (12.3)

DEVELOPED MARKETS
Australia              19.6      42.3       9.3      36.4       9.3    (17.5)     33.6     (10.8)     35.2      5.4      11.2
                                                     ====
Canada                 15.1       9.9      13.9      17.1      24.3    (13.0)     11.1     (12.2)     17.6     (3.1)     18.3
                                  ---                                                                 ----
Germany               135.2      35.3     (24.8)     20.6      46.3     (9.4)      8.2     (10.3)     35.6      4.7      16.4
                      =====               ------               ====                ---
Hong Kong              51.7      56.1      (4.1)     28.1       8.4      9.2      49.5      32.3     116.7    (28.9)     22.6
                                                                                  ====      ====     =====    ------
Japan                  43.0      99.4      43.0      35.4       1.7    (36.1)      8.9     (21.5)     25.5     21.4       0.7
                                 ====      ====                 ---    ------              ------              ====       ---
Singapore             (22.2)     45.2       2.3      33.4      42.3    (11.7)     25.0       6.3      67.9      6.7       6.5

Switzerland           105.8      33.4      (9.5)      6.2      26.2     (6.2)     15.8      17.2      45.8      3.6      44.1
                                                                                                                         ====
United Kingdom         53.0      27.0      35.1       5.9      21.9     10.3      16.0      (3.7)     24.5     (1.6)     21.3
                                                      ---               ====

EMERGING MARKETS
Argentina              74.9     (26.5)      9.8      38.8     175.9    (36.6)    396.9     (26.5)     72.7    (23.3)     12.7
                                ------                                           =====                                   ====
Brazil                 94.2     (24.6)    (63.1)    125.6      39.9    (65.7)    170.4       0.3      99.4     69.8     (20.2)
                                          ------    =====              ------                                  ====
India                 105.1      (2.9)    (15.6)     37.3       4.3     18.8      18.4      22.9      18.8      7.4     (34.2)
                      =====                                     ---                                   ----              ------
Korea                  38.1      85.9      36.5     112.8       7.0    (25.4)    (15.9)      3.6      20.9     19.1      (6.9)

Malaysia              (14.3)     11.9       0.9      27.7      44.0    (11.2)     12.1      27.9     102.9    (21.5)      3.6
                      -----
Mexico                 18.4      97.2      (4.8)    108.3      73.4     29.7     106.8      21.2      49.9    (40.6)    (26.0)
                                 ====                                   ====                                  ------
Taiwan                 10.4      49.3     120.8      93.3     100.0    (50.9)     (0.6)    (26.6)     89.0     22.5     (30.7)

Thailand                0.1      74.8      37.5      40.7     100.8    (20.7)     19.2      40.3     103.0    (11.3)     (1.4)
                                                                                            ====
Turkey                 --        --       262.2     (61.1)    502.4     (2.8)    (41.8)    (52.8)    234.3    (40.2)    (11.4)
                                          =====     ------    =====              ------    ------    =====

Note: All countries and indices are net dividend returns except for the International Finance Corporation Global (IFCG) Index which is gross dividend returns.

* The Standard & Poor's 500 is a widely recognized index of large-cap stocks traded on U.S. exchanges.

+ EAFE index, half-hedged, GDP-weighted, includes developed stock markets in Europe, Australia and the Far East. This is calculated by Bernstein using data from Datastream, International Financial Statistics (IFS), Morgan Stanley Capital International (MSCI), Organization for Economic Cooperation and Development (OECD) and Bernstein estimates. Calculation followed MSCI methodology based on available data.

++ The IFCG Index is an unhedged index of emerging stock markets.

Source: International Finance Corporation, IFS, MSCI, Standard & Poor's and Bernstein

--------------------------------------------------------------------------------


    Yet observe in Display 4, on the following page, what happened when the stocks of the major developed markets of the world were combined into one portfolio. The horizontal axis here measures volatility of returns for the period; the vertical axis here measures return. The better the investment, the higher and farther to the left it appears on the chart. Clearly, most developed foreign markets by themselves were extremely volatile during this period. If you invested 20% in a mixed basket of developed foreign market stocks (as the Bernstein International Value Portfolio will do) and the remaining 80% in domestic stocks (through other investments)--the spot marked "80% U.S./20% EAFE" on the chart in Display 4--your risk/reward profile was superior to that of any of these countries by themselves, the U.S. included.



--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  19

                                   Display 4
                   Risk/Reward Positions: Jun 1976-Dec 1995
                           Based on Monthly Returns

                                    [GRAPH]

                                  Return(%)     Risk(%)
                                  ---------     -------
               S&P 500*             14.03%       14.55%
               80% U.S./20% EAFE    14.08%       13.45%
               EAFE**               13.53%       13.88%
               Australia            11.20%       26.83%
               Canada                8.85%       19.12%
               Germany              12.24%       20.82%
               Japan                15.76%       23.25%
               Singapore            14.68%       26.08%
               Switzerland          14.59%       18.13%
               U.K.                 16.41%       21.30%

* The Standard & Poor's 500 is a widely recognized index of large-cap stocks traded on U.S. exchanges.

** EAFE index, half-hedged, GDP-weighted, includes developed stock markets in Europe, Australia and the Far East. This is calculated by Bernstein using data from Datastream, International Financial Statistics (IFS), Morgan Stanley Capital International (MSCI), Organization for Economic Cooperation and Development (OECD) and Bernstein estimates. Calculation followed MSCI methodology based on available data.

Source: International Finance Corporation, IFS, MSCI, Standard & Poor's and Bernstein

--------------------------------------------------------------------------------


    Likewise Display 5 depicts the result of combining the stocks of the various emerging markets in a single portfolio. If you had invested just 5% of your equity portfolio in the emerging-market stocks represented in the International Finance Corporation Global Index (the "IFCG Index")--a widely recognized index of emerging-market performance--and the rest in the stocks of the U.S. and other major developed nations, you'd have further diversified your portfolio and modestly reduced its risk.


--------------------------------------------------------------------------------

                                   Display 5
                         Risk/Reward Position: 1985-95
                           Based on Monthly Returns

                                    [GRAPH]

                                                  Return(%)     Risk(%)
                                                  ---------     -------
        95% Developed Markets/5% Emerging Markets   16.05%       14.06%
        80% U.S./20% EAFE                           16.05%       13.68%
        IFCG Index                                  15.42%       22.87%
        Mexico                                      29.50%       50.98%
        Korea                                       19.28%       27.72%
        Taiwan                                      20.93%       48.46%
        India                                       12.04%       32.72%
        Thailand                                    28.65%       30.44%
        Malaysia                                    12.74%       27.26%

Note: EAFE index, half-hedged, GDP-weighted, includes developed stock markets in Europe, Australia and the Far East. This is calculated by Bernstein using data from Datastream, International Financial Statistics (IFS), Morgan Stanley Capital International (MSCI), Organization for Economic Cooperation and Development (OECD) and Bernstein estimates. Calculation followed MSCI methodology based on available data. All countries and indicies are net dividend returns except for the IFCG Index which is gross dividend returns.

Source: Datastream, IFS, NMSCI, OECD and Bernstein

--------------------------------------------------------------------------------


     Whether correlations among these markets will remain low is impossible to predict based on so short a history, particularly given the variability of the market correlations. Furthermore, the effect on smaller stock markets of a severe downturn in U.S. stocks or a market dislocation elsewhere in the developed world has not yet been tested. It's also important to understand that the risk-reducing property of broad diversification is most manifest in the long run; in any single year, global diversification may result in higher volatility than a U.S.-only portfolio, and possibly lower return as well. But, over time, there has clearly been advantage in spreading one's eggs among many baskets, and in accessing a broad universe of opportunity.



     The above displays on U.S., developed foreign and emerging stock market returns should not be viewed as representations of future returns from these stock markets, the Bernstein International Value Portfolio or the Bernstein Emerging Markets Value Portfolio. The illustrated returns represent historical investment performance and relative volatilities, which may not be representative of future returns and volatilities. Moreover, stock market indexes are based on unmanaged portfolios of securities before transaction costs and other expenses; managed portfolios will incur these costs. Finally, each of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio is likely to differ in composition from broad stock market indexes, and so each Portfolio's performance should not be expected to mirror the returns provided by any specific index.



The Bernstein Process

The return of an international portfolio to a U.S. investor depends on three factors: (1) how the various foreign markets perform in a given period, (2) what happens to foreign currencies in relation to the dollar during the period and
(3) what strategies the investment manager may employ in an attempt to control risk and increase return. We at Bernstein employ active management in all three areas, following a value-oriented investment approach backed by extensive research capability.

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20  Sanford C. Bernstein Fund, Inc.

Value-Based Stock Selection

The bulk of our efforts is directed to stock selection. Our value-oriented approach in foreign markets rests on our understanding that:


    o Stock markets around the world are inefficient. Stocks often sell for more or less than their intrinsic value because of emotional overreactions among investors.


    o Investment value depends on price. It's not just what you get when you invest, but what you pay for it, that determines your return.


    o High-quality research is required. It takes rigorous research to capitalize on market inefficiencies--research focused on estimating intrinsic value for a broad universe of companies, using the same tools, techniques and economic assumptions in forecasting for each company so that comparisons within and across markets will be sound.


    o Value investing is a long-term pursuit. Around the world, as in the U.S., stock prices are unpredictable in the short term; the benefits of stock investing are captured more reliably over longer periods. As master investor Benjamin Graham put it, the stock market is a voting machine in the short run, a weighing machine in the long run.

Research-Backed Decision-Making


The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. Bernstein studies and experience suggest that underpriced stocks as a class--those with low price/earnings ratios, low price/book-value ratios and high dividend yields--have outperformed their peers in the U.S., the developed foreign market countries and the emerging-market countries. On reflection, this seems logical: American investors have no monopoly on emotional overreaction to short-term difficulties in companies and industries--the overreactions that depress and elevate particular stocks and create investment value.



    In addition to specific stock selection, we employ country-allocation and currency-management techniques:



    Country allocation: In order to attempt to capture the return potential and diversification benefits of foreign markets, Bernstein's International Value Portfolio concentrates in the most established companies of the major European and Far Eastern nations plus Australia--the countries of the Morgan Stanley Capital International "EAFE" index--and Canada, although this Portfolio may also invest in less developed countries or emerging equity markets. Investment decision-making for the Portfolio is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global equity research staff.



    Under most conditions, the Bernstein Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries. In allocating the Portfolio's assets among emerging-market countries, Bernstein will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the proportion of the oil importing and exporting countries--factors which, in Bernstein's opinion, have the most impact on portfolio risk. However, the Portfolio may not necessarily be diversified on a geographical basis. Bernstein will also consider the transaction costs and volatility of each individual market.



    We monitor the levels of stock prices in relation to local market conditions in the major foreign markets, seeking out instances when relationships deviate from normal. When and where stock prices are abnormally low in our view in relation to local conditions, we may overweight a country's stocks in our Portfolios relative to our usual system of apportioning investment. When opportunities appear smaller than usual--when stock prices are abnormally high--we may underweight a country's stocks.



    Currency management: In the case of the Bernstein International Value Portfolio, we seek to control risk through currency-management techniques. We monitor factors including the balance of trade flows and interest-rate differentials in all the nations in which the Bernstein International Value

Portfolio invests to determine the fair values of the various currencies and identify under- and overvaluations as they occur. The findings are accounted for in our investment decisions. In the case of the Bernstein Emerging Markets Value Portfolio, although we will hedge opportunistically when we believe there is potential to enhance risk-adjusted returns, the exposures of this Portfolio will generally be unhedged because, even when currency hedging is possible, it is often prohibitively expensive.


--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  21

INVESTMENT OBJECTIVES AND POLICIES
OF THE PORTFOLIOS

Investment Objectives and Policies
Of the Fixed-Income Portfolios

General Investment Policies

Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each of the Fixed-Income Portfolios may invest in any of the securities detailed on pages 31-35. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described on pages 35-37 to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

    None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch, or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch, or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch, or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Fixed-Income Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including

Eurobonds, Yankees (other than Yankees included in the Lehman Brothers Aggregate Bond Index which are considered to be issued by domestic issuers for this purpose) and obligations of foreign banks that are securities of foreign issuers, including foreign governments.


    No Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio. No Short Duration Municipal Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.

    In addition to these policies, which govern all Fixed- Income Portfolios, individual Portfolios have individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

     The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times

--------------------------------------------------------------------------------
22  Sanford C. Bernstein Fund, Inc.

being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

    Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies
The Short Duration Taxable Portfolios

The Bernstein Government Short Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. This Portfolio intends to invest, under normal market conditions, at least 65% of its total assets in U.S. government and agency securities. In addition, the Portfolio intends to invest, under normal market conditions, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Certain states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

    The Bernstein Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-2 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

    Since this Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, its expected return is somewhat higher. However, since its effective duration is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a money-market fund that seeks to maintain a stable net asset value.

    Although the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of one to three years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from one to 20 years while maintaining the required duration. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

    The pretax returns on the Bernstein Government Short Duration Portfolio are likely to be lower than those on the Bernstein Short Duration Plus Portfolio. Since the income earned by the Bernstein Government Short Duration Portfolio is generally exempt from state and local taxes, it may not be appropriate for investors, such as pension plans and IRAs, that are not subject to current state or local income taxation. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

    The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. The Bernstein Short Duration Plus Portfolio should produce higher returns than the Bernstein Government Short Duration Portfolio because it will normally own a much higher percentage of securities that are not U.S. government securities. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass- through to the individual shareholder of the tax-exempt character of this income.

    Like the Government Short Duration Portfolio, the Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio--which is expected to be one to three years under normal market conditions--is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  23
value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.

The Intermediate Duration Taxable Portfolio

The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.

    Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

The Municipal Portfolios

As a fundamental policy, each of the six municipal Portfolios will invest, under normal market conditions, at least 80% of its net assets in Municipal Securities. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

    In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

    The Short Duration Municipal Portfolios. Since the Short Duration Municipal Portfolios are invested in securities with longer maturities than the assets of the type of mutual fund known as a municipal money-market mutual fund, their expected return is somewhat higher. However, since their effective duration is longer, and the quality of the Portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is also greater than for a municipal money-market fund that seeks to maintain a stable net asset value.

    While the maturities of the securities in each Short Duration Municipal Portfolio may vary widely, each Portfolio is designed generally to maintain an effective duration of one-half year to two and one-half years under normal market conditions. The average dollar-weighted maturity of each Short Duration Municipal Portfolio may range from six months to 20 years while maintaining the required duration. The relatively short-term nature of the Portfolios makes them appropriate for consideration as a temporary investment.

    The Intermediate Duration Municipal Portfolios. While the maturities of the securities in each of the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Intermediate Duration Municipal Portfolios") may vary widely, each Intermediate Duration Municipal Portfolio is designed generally to maintain a level of risk comparable to that of an intermediate portfolio of securities with an average effective duration of four to seven years. The average dollar-weighted maturity of each municipal Portfolio may range from two to 25 years while maintaining the required duration.

The New York Municipal Portfolios

The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio. Each of the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio (the "New York Municipal Portfolios") invest in those securities which it believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each New York Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by New York State and its various political subdivisions along with agencies and instrumentalities of New York State and its various political subdivisions ("New York Municipal Securities"). The income from these securities is exempt from federal, New York State and local taxes or, in certain instances, may be includable in income subject to the alternative minimum tax.

    Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in

--------------------------------------------------------------------------------
24  Sanford C. Bernstein Fund, Inc.

respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


    Because each New York Municipal Portfolio invests primarily in New York Municipal Securities, each Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in the Annual Information Statement of the State of New York dated July 26, 1996 which is part of an Official Statement dated July 31, 1996 relating to the sale of $75,630,000 of State of New York General Obligation Bonds and the update to the Annual Information Statement dated October 29, 1996 issued by the State of New York.



    New York is the third most populous state in the nation and has a relatively high level of personal wealth. During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1987 through 1995, the State's rate of economic growth was somewhat slower than the rest of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State and that of the rest of the Northeast was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991.



    In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the

Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



    The 1996-97 State Financial Plan was projected to be balanced on a cash basis. The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect recent economic events, it is possible that an increase in interest rates or the impact of cost-cutting measures in the health care industry could produce slower economic growth and a deterioration in State receipts. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the State Financial Plan because of the precedential nature of the court's decision.



    On August 13, 1996, the State Comptroller released a report entitled "The 1996-97 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.



    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.



     The fiscal health of the State may also be impacted by the fiscal health of New York City (the "City"), which continues

--------------------------------------------------------------------------------

                                                Prospectus--January 31, 1997  25
to require significant financial assistance from the State. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.


    Further discussion of the risks associated with the purchase of New York issues is contained in the SAI.


    The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.


The California Municipal Portfolios

The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio. Each of the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which it believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. Each California Municipal Portfolio will invest, under normal market conditions, at least 65% of its total assets in securities issued by the State of California and its various political subdivisions, along with agencies and instrumentalities of the State of California and its various political subdivisions ("California Municipal Securities"). The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

    Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This will require, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.


    Because each California Municipal Portfolio invests primarily in California Municipal Securities, each such Portfolio's performance is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. The following information regarding the State is contained in an Official Statement dated November 1, 1996, issued in connection with the sale of $500 million of California Various Purpose General Obligation Bonds.



    California's economy is the largest among the 50 states and one of the largest in the world. A recession began in mid-1990 which severely affected the State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs--K-14, education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow and as the correction program responds to the State's "Three Strikes" law, enacted in 1994, which requires mandatory life prison

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26  Sanford C. Bernstein Fund, Inc.

terms for certain third-time felony offenders. As a result of these factors and others, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of the six years, and the State accumulated and sustained a budget deficit in the Special Fund for Economic Uncertainties approaching $2.8 billion at its peak at

June 30, 1993.



    The State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and the Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Department of Finance's May Revision to the 1996-97 Governor's Budget updated the projections for the 1995-96 Fiscal Year so that revenues and transfers were estimated to be $46.1 billion. Expenditures also increased, to an estimated $45.6 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs.



    The 1996-97 Budget Act was signed by the Governor on July 15, 1996. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.



    Following the enactment of the 1996-97 Budget Act, Congress passed and the President signed the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. The Law includes conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF). The Law requires states to implement the new TANF program not later than July 1, 1997. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to above to be saved). None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million. A preliminary analysis of the Law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law.



    The following information is contained in a Preliminary Official Statement dated December 6, 1996 in connection with the sale of $306,815,000 County of Alameda 1996 Taxable Pension Obligation Bonds, Series B. On November 5, 1996,

California voters approved the Right to Vote on Taxes Act ("Proposition 218") which requires voter approval for the imposition, extension or increase of taxes by a local government. Proposition 218 also provides that any general tax imposed without voter approval by any local government on or after January 1, 1995 will continue to be imposed only if approved by a majority vote. Proposition 218 also extends to reducing or repealing local property-related taxes regardless of the date such taxes were imposed. This extension of the initiative power is not limited by the terms of Proposition 218 to impositions after November 6, 1996 and could result in retroactive reduction in any existing taxes, assessments, fees and charges. Proposition 218 could substantially restrict the ability of California localities to raise future revenues, and could subject their existing sources of revenue to reduction or repeal, and increase their costs to hold elections, calculate fees and assessments, notify the public and defend fees and assessments in court.


    Further discussion of the risks associated with the purchase of California Municipal Securities is contained in the SAI.

    The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

The Diversified Municipal Portfolios

The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio. Each of the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") invests in a diversified portfolio of securities which it believes offers the

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  27
highest after-tax returns (without regard to any alternative minimum tax) to investors consistent with a prudent level of credit risk. No Diversified Municipal Portfolio will purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.


Investment Objectives and Policies of
The International Value Portfolio
And the Emerging Markets Value Portfolio




The Bernstein International Value Portfolio and the Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Value Portfolio will invest primarily in equity securities of established foreign companies, as described on page 35, and the Emerging Markets Value Portfolio will invest primarily in equity securities of both large and small companies domiciled, or with primary operations in, emerging-market countries.



    The International Value Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. The Portfolio intends to diversify investments among many foreign countries; it will generally be invested in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may also make investments in less developed or emerging equity markets.



    The Emerging Markets Value Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. As used in this prospectus, emerging-market countries are those countries that, in the opinion of Bernstein, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation, a subsidiary of the World Bank ("IFC"), to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Greece, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, the Philippines, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey.



    Shareholders of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio should be aware that investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities; moreover, certain of the risks associated with international investing are heightened with respect to investments in emerging-market countries. Investing in less developed or emerging-market countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Bernstein Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program. See "Investment Risks of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio" on page 29.




    Under normal market conditions, at least 65% of the Bernstein International Value Portfolio's total assets will be invested in at least three foreign countries and at least 65% of the Bernstein Emerging Markets Value Portfolio's total assets will be invested in at least three emerging-market countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, either Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment grade debt or equity securities of U.S. issuers. Either Portfolio may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages 31-37. Neither Portfolio will invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, neither Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.


    The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.


    Both the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio have adopted

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28  Sanford C. Bernstein Fund, Inc.

certain fundamental investment limitations. As a fundamental policy, neither Portfolio will:



  (a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the Portfolio's assets consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer;


  (b)    invest more than 25% of its total assets in any one industry; or



  (c) borrow money except that either Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets. As an operating (not a fundamental) policy, neither Portfolio will borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.



    The SAI contains certain investment restrictions pertaining to the Bernstein International Value Portfolio, the Bernstein Emerging Markets Value Portfolio and the Bernstein Fixed-Income Portfolios.



    The Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.



    With respect to the Bernstein International Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest all of its portfolio in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.



    With respect to the Bernstein Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix to the SAI). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.



Investment Risks of the Bernstein International
Value Portfolio and the Bernstein Emerging
Markets Value Portfolio



Market risk: Since each of the Bernstein International Portfolio and the Bernstein Emerging Markets Value Portfolio invests primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, these Portfolios are suited to investors who are willing to hold their investment over a long horizon.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  29

    The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Bernstein Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.



    In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Bernstein Emerging Markets Value Portfolio. Moreover, some emerging-market securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Portfolio does not calculate a net asset value. As a result, the Bernstein Emerging Markets Value Portfolio's net asset value may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in emerging markets can be more difficult; thus, there is a risk that an investor in the Bernstein Emerging Markets Value Portfolio may not be able to readily redeem his or her shares in the Portfolio.



    Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.



    Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.



    In addition to the foregoing, other risks and considerations of investing in companies in emerging markets include:



    Social, political and economic instability: Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.



    Certain emerging-market countries have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions--for example, nationalizing a company or industry, expropriating assets or imposing punitive taxes--could have a severe effect on security prices and impair the Bernstein Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that recent favorable economic developments in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability could disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.


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30  Sanford C. Bernstein Fund, Inc.

    Additional risks: Additional risks and considerations of investing in emerging-market countries include overburdened infrastructure, obsolete financial systems and security settlement and clearance procedures that may result in delays and which may not fully protect the Portfolio against loss or theft of its assets; national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.



    Further discussion of the risks relating to the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio is contained in the SAI.


INVESTMENTS


The Fixed-Income Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages 22-31, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S.

("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under the circumstances described in "Investment Objectives and Policies" (pages 28-29), invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio.



Obligations Of the U.S. Government and
Its Agencies and Instrumentalities


The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.

    The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities, the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.

Obligations of Supranational Agencies

The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page 34 with respect to foreign securities.

Corporate Bonds, Notes and Commercial Paper

The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the


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                                                Prospectus--January 31, 1997  31
relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.

Loan Participations

The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities


Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.



    One type of mortgage-related security is a Government National Mortgage

Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.



    The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.



    The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.


    Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.


    Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.


    In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

    Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and

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32  Sanford C. Bernstein Fund, Inc.

often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

    A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.


    A Portfolio's investments in mortgage derivative securities also subjects the Portfolio to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower-than-expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


Asset-Backed Securities


Asset-backed securities are debt instruments that are backed by pools of loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit card balances due and loans to purchase manufactured housing. The cash flow that is generated by payments on these instruments is used to pay interest and principal to the asset-backed noteholders, as well as any fees for the servicing and administration of the assets, and in some circumstances may be used to purchase additional collateral. Asset-backed securities may also be credit enhanced by one or more methods. These include overcollateralization, subordination, reserve accounts, issuer guarantees and insurance provided by third-party bond insurance companies. Issuer guarantees and bond insurance may cover part or all of the principal and/or interest owed to noteholders.




    In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.

    Municipal Securities include "private activity bonds," such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. See "Dividends, Distributions and Taxes" on pages 43-45.

    The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease

--------------------------------------------------------------------------------

                                                Prospectus--January 31, 1997  33
payments in future years unless money is appropriated for such purpose on a yearly basis. The Fund Board will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


Guaranteed Investment Contracts and
Bank Investment Contracts



The Portfolios may purchase guaranteed investment contracts ("GICs") and bank investment contracts ("BICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal and a BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. GICs and BICs are considered illiquid securities.


Variable and Floating Rate Securities

Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

    Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the

Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Illiquid Securities


Within the limits set forth in "Investment Objectives and Policies" (pages 22-31), the Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and, with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.


Preferred Stock

The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities

While the Fixed-Income Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the

--------------------------------------------------------------------------------
34  Sanford C. Bernstein Fund, Inc.

anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on pages 29-31.

Warrants

The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Equity Securities


The equity securities in which the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances--e.g., when a direct investment in securities in a particular country cannot be made--the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.


Special Investment Techniques


In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.


Foreign Currency Transactions

A Portfolio may enter into foreign currency exchange contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.


    The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  35
accurately predicted and the Portfolios' total return could be adversely affected as a result.


Futures Contracts and Options

The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell)

put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the-counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

    The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

    In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

    Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Swaps and Hybrid Investments


As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index; or debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.




    Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Swap agreements entail the risk that a party will default on its payment obligations thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.



    A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities that the Portfolios anticipate purchasing at a later date.



    Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index

--------------------------------------------------------------------------------
36  Sanford C. Bernstein Fund, Inc.

falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.


Repurchase Agreements

In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high-grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities


Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios), a market value of no more than 30% of its total assets and, in the case of the Bernstein International Value Portfolio, Bernstein Emerging Markets Value Portfolio and the Short Duration Municipal Portfolios, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.



When-Issued and Delayed-Delivery Transactions

The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed- delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain, in segregated accounts, cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

    Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  37

MANAGEMENT OF THE PORTFOLIOS

Directors and Officers

The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

    The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


                        Position with            Principal Occupation
Name and Address        The Fund                 During Past Five Years
----------------        -------------            ----------------------
Roger Hertog*           President,               1993-Present: President, Chief Operating Officer
767 Fifth Avenue        Treasurer,               and Director--Bernstein
New York, NY  10153     Director                 Previously: Executive Vice President and Director--Bernstein

Andrew S. Adelson*      Senior Vice President,   Senior Vice President, Chief Investment Officer--International
767 Fifth Avenue        Director                 and Director--Bernstein
New York, NY  10153

Arthur Aeder            Director                 1987-Present: Consultant; Formerly Senior Partner of
20 West 55th Street                              Oppenheim, Appel, Dixon & Co. (subsequently Spicer
New York, NY  10019                              & Oppenheim) Certified Public Accountants, and Chairman
                                                 of Spicer & Oppenheim International

Peter L. Bernstein**    Director                 President & Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                               Inc., Economic Consultants
Suite 1006
New York, NY  10022

William Kristol         Director                 6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                           11/93-5/95: Chairman, Project for the Republican Future
5th Floor                                        1/93-11/93: Director, The Bradley Project on the 90's
Washington, D.C.  20036                          5/89-1/93: Chief of Staff to the Vice President, The White House

Theodore Levitt         Director                 Professor Emeritus of Business Administration,
Harvard Business School                          Harvard University
Cumnock 300                                      1985-89: Editor, Harvard Business Review
Boston, MA  02163

Francis H. Trainer, Jr. Senior Vice President    Senior Vice President, Director--Fixed Income Investments
767 Fifth Avenue                                 and Director--Bernstein
New York, NY  10153

Jean Margo Reid         Secretary                1997: Vice President and General Counsel--Bernstein
767 Fifth Avenue                                 Previously: Vice President and Associate General
New York, NY  10153                              Counsel--Bernstein

 * An "interested person" of the Fund, as defined in the 1940 Act.

** Not related to Zalman C. Bernstein, Chairman of the Executive
   Committee--Bernstein.


--------------------------------------------------------------------------------
38  Sanford C. Bernstein Fund, Inc.

The Manager


Bernstein is a closely held corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment advisor that manages some $46.8 billion, as of September 30, 1996, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $16.2 billion was invested in fixed-income securities and $30.6 billion in equities as of September 30, 1996. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution.


Investment Management

Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.


    Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets.


    The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Because the investment programs of international asset management are costly to implement and maintain, this fee is higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly.


    The fee paid by the Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets, except that during the first two years of operation, the Portfolio will not pay any portion of the fee that, together with the other operating expenses of the Portfolio (excluding interest, taxes, brokerage and other transaction costs and extraordinary expenses, but including fees payable to Bernstein under the Shareholder Servicing and Administrative Agreement described below) exceeds the rate of 2% per annum of the Portfolio's average daily net assets. The term "the first two years of operation" means the period commencing January 1, 1996 and ending December 31, 1997. Portfolio transaction fees on purchases and redemptions are not operating expenses; no portion of these portfolio transaction fees will be assumed by Bernstein. Because the investment programs of emerging-market asset management are costly to implement and maintain, this fee is higher than that paid by most U.S. investment companies. The fee is computed daily and payable monthly.


Shareholder Servicing and Administration


Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments and other matters. The fee paid by each Fixed-Income Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets, and the fees paid by the International Value Portfolio and the Emerging Markets Value Portfolio are at an annual rate of 0.25% of each Portfolio's average daily net assets.


    Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.


Distribution

Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  39

Purchase of Shares


Shares of the Portfolios are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form. If an order is placed at or prior to the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) on any business day, the purchase of shares is executed at the offering price determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day. The Emerging Markets Value Portfolio assesses a portfolio transaction fee of 2% of the amount invested. See "Fee Table" on page 4 for additional information.


    The Fund, on behalf of any Fixed-Income Portfolio, may, at its own option, accept securities in payment for shares. The securities delivered in are valued by the method described herein under "Net Asset Value" (page 43) as of the day the Portfolio receives the securities, including such certificates and any other documentation necessary for the Custodian to transfer the securities to the Portfolio's account. This is a taxable transaction to the shareholder. Securities may be accepted in payment for a Portfolio's shares only if they are, in the judgment of the Manager, appropriate investments for that Portfolio. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for the shares of any Portfolio.

    If shares of the Fund are purchased through broker-dealers, banks and other financial institutions, these entities may impose service fees and conditions on the shareholders that may be different from those described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The entity is responsible for transmitting the order to the Fund.

    In order to purchase shares, an investor must fill out an application form. All purchases are confirmed to the investor in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

    Shareholders are sent a confirmation of all purchases. The Fund reserves the right to reject any purchase order. The Fund may at any time stop selling shares of any of the Portfolios. Except as otherwise provided, the minimum initial investment in any Portfolio is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. The minimum initial investment in any Portfolio for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts is $20,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is also $5,000.

    There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. The minimum initial investment in any Portfolio for employees of Bernstein and their immediate families is $5,000; Bernstein does not charge an account maintenance fee on these accounts.

    Bernstein effects a purchase order on behalf of a client who has an investment advisory account with Bernstein upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).


    Bernstein may advise some of the clients of its asset-management services to invest a certain percentage of their assets in one or more of the Portfolios. If such a client wishes to invest such assets in one or more of the Portfolios of the Fund, the client may, on receiving this Prospectus, instruct Bernstein to maintain a percentage of the client's account assets invested in one or more of the Portfolios or to vary the percentage based on Bernstein's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. As the asset values of the client's various investments fluctuate, in order to maintain approximately the same percentage(s) or to vary the percentage(s) of the account assets invested in the Portfolio(s) or for tax considerations, Bernstein may, from time to time, without additional instructions from the client, purchase or redeem shares of any Portfolio in which such a client had elected to invest. With respect to purchases or sales of shares effected by Bernstein pursuant to the foregoing: (i) initial purchases of shares of the Portfolios (other than the Bernstein Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements, but the subsequent minimum investment requirements may be waived; (ii) initial purchases of shares of the Bernstein Emerging Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and (iii) any purchases and sales of shares of the Bernstein Emerging Markets Value Portfolio will incur the portfolio transaction fees on purchases and redemptions described in the Fee Table on page 4. The Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined

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40  Sanford C. Bernstein Fund, Inc.

contribution plan. In January and June of each year, Bernstein will automatically, without regard to the minimum investment requirement, invest the cash balances held in any Bernstein account that is otherwise invested solely in a single Fund Portfolio in that Portfolio.


    Purchase orders must be submitted to Bernstein together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed application form. Payment may be made by check or wire transfer. Checks should be made payable to the particular Portfolio. Checks from persons who are not advisory clients of Bernstein must be bank or certified checks. Bernstein, at its option, may accept a check that is not a bank or certified check. There are restrictions on the redemption of shares purchased by check for which the funds are being collected. See "Redemption of Shares" on this page.

    Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund is not registered.


    Bernstein is registered as a Non-Canadian Advisor, Investment Counsel & Portfolio Manager in Ontario, Canada. Since Bernstein does not have a place of business in Ontario, the Ontario Securities Commission requires Bernstein to provide notice of its agent for service of process, which is as follows:
Samantha Horn, 152928 Canada Inc., Suite 5300, Commerce Court West, P.O. Box 85, Toronto, Canada M5L 1B9.



    Bernstein is registered as a Portfolio Manager & Investment Counsel (Foreign) in Alberta, Canada. Since Bernstein does not have a place of business in Alberta, the Alberta Securities Commission requires Bernstein to provide notice of the agent for service of process for Bernstein and the officers of Bernstein required to register in Alberta, which is as follows: Sandra Redmond, 1500 Bankers Hall, 855-2nd Street S.W., Calgary, Alberta T2P 4J7. Alberta shareholders may find it difficult to enforce their legal rights against Bernstein, its directors or officers because (i) Bernstein and its directors and officers are not resident in Canada and their assets are not situated in Canada and (ii) the laws of a jurisdiction other than Alberta may apply to legal proceedings brought by Alberta shareholders.


Exchanges of Shares


Shares of each Portfolio may be exchanged for shares of each of the other Portfolios of the Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. On any exchanges of other Fund shares for shares of the Bernstein Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Bernstein Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See "Fee Table" on page 4 for additional information. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such broker-dealers, banks and other financial institutions. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made, and the Fund, on behalf of such Portfolio, at its sole discretion, may reject any exchange for its shares. The exchange privilege is available only in states where the exchange may legally be made. The Fund plans to maintain this exchange privilege. However, in the event of a change in this policy, the Fund will provide 90-day notice to shareholders. For federal income tax purposes, any such exchange constitutes a taxable transaction for shareholders subject to taxation upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" on pages 43-45.


Redemption of Shares

General


Redemption orders received by Bernstein are effected at the net asset value next determined after receipt of the order in proper form. If a redemption order is placed at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., New York time) on any business day, the redemption of shares is executed at the offering price determined as of the close of trading that day. If the redemption order is placed after the close of regular trading, it will be effected on the next business day. Any capital gain or loss realized by a shareholder upon any redemption of Portfolio shares must be recognized for federal income tax purposes by shareholders subject to such taxes. See "Dividends, Distributions and Taxes" on pages 43-45. There is a redemption fee of 2% of the amount redeemed for the Emerging Markets Value Portfolio. See "Fee Table" on page 4 for additional information.


    Shareholders may redeem their shares by sending to Bernstein a written request, accompanied by duly endorsed share certificates, if issued. Orders for redemption through certain banks, broker-dealers or financial institutions with whom the Fund has arrangements are considered received when the bank, broker-dealer or other financial institution receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund. In this case, all share certificates and all written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an eligible

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  41
guarantor institution that meets the Fund's standards for the acceptance of guarantees (such an institution may be a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). Guarantees must be signed by an authorized signatory of the eligible guarantor institution, and "Signature Guaranteed" should appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not accepted. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. Where the shareholder is an advisory client of Bernstein, proceeds are retained in the client's account with Bernstein unless other prior instructions are on file. With respect to redemption orders received through other dealers, proceeds are sent to the customer's account with the dealer unless prior instructions are on file. Proceeds of all other redemptions are sent to the shareholder's address by check unless prior instructions are on file. The cost of wire transfers will be borne by the shareholder.

Systematic Withdrawal Plan

A shareholder may set up a plan for redemptions to be made automatically at regular monthly intervals and payments sent directly to the shareholder or to persons designated by the shareholder. The use of this service will be at the Fund's discretion and, in general, a shareholder must own shares worth $25,000 or more, and he or she must own them as book-entry shares. For further information, call Bernstein at (212) 756-4097.

Additional Redemption Information

Payment is made by check within seven days after receipt by the shareholder-servicing agent of share certificates (if issued) and a redemption request in proper form. Under the 1940 Act, the Fund, on behalf of any Portfolio, may suspend the right of redemption or postpone the day of payment for more than seven days (i) for any periods during which the Exchange is closed (other than for customary weekend or holiday closings); (ii) for any periods when trading in the markets that the Portfolio normally uses is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (iii) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the condition described in (ii) exists.

    In addition, if the shares being redeemed were purchased by check, payment may be delayed for up to 15 days in order to verify that the purchase check has been honored. Any such delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

    Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem without shareholder consent, on at least 60 days' written notice, the account of any shareholder of any Portfolio whose account has a net asset value of less than $1,000 due to redemptions determined as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to $1,000 during such 60-day period.

Portfolio Transactions
And Brokerage


The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis (as securities in which the Bernstein International

Value Portfolio and the Bernstein Emerging Markets Value Portfolio invest are generally traded), with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.



    Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities is consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the

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42  Sanford C. Bernstein Fund, Inc.

accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.



    None of the Fixed-Income Portfolios anticipates a portfolio turnover rate in excess of 300%. Each of the International Value Portfolio and the Bernstein Emerging Markets Value Portfolio anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.


Net Asset Value



The net asset value of each Portfolio is computed as of the close of regular trading of the Exchange (normally 4:00 p.m., New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


Dividends, Distributions and Taxes


The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). While so qualified, the Portfolios are not subject to federal income taxes on net income and capital gains, if any, realized during any fiscal year and distributed to shareholders. All taxable dividends out of net investment income, together with distributions of net short-term capital gains and certain foreign currency gains, are taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. Dividends derived from the interest earned on municipal securities constitute "tax-exempt interest dividends" and are not subject to federal income taxes, provided that the relevant Portfolio meets the requirements of Section 852(b)(5) of the Code. In general, the dividends of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio will not qualify for the dividends-received deduction for corporations since they are not derived from dividends paid by U.S. corporations. Any net long-term capital gains distributed to shareholders are taxable as such to the shareholders who are subject to federal income taxes, whether or not reinvested, and regardless of the length of time shareholders have owned their shares. Share purchases made shortly before a dividend of the Bernstein International Value Portfolio or the Bernstein Emerging Markets Value Portfolio or a capital gains distribution of any of the Portfolios include in the purchase price the amount of the distribution; on the record date for the distribution, the Portfolio's share value drops by the amount of the distribution.






    The Fixed-Income Portfolios intend to declare dividends daily and to pay them monthly. Each of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. Dividends and distributions are generally taxable to shareholders in the year in which received, except that dividends declared in October, November and December and paid prior to February 1 of the following year are taxable to shareholders in the year in which declared. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date, unless the shareholder elects in

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                                                Prospectus--January 31, 1997  43
writing not less than five business days prior to the record date to receive such distributions in cash.


    A shareholder's gain or loss upon the redemption, repurchase or exchange of his or her shares in a portfolio is generally capital gain or loss and is long-term capital gain or loss if the shares were held for more than one year. Any loss realized on a redemption, repurchase or exchange is disallowed to the extent that the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. However, any loss incurred by shareholders who held their shares for six months or less is treated as long-term capital loss to the extent of any dividends that are treated as long-term capital gains by such shareholders. In addition, such a loss is disallowed to the extent of any tax-exempt interest dividends received by the shareholders.

    It is anticipated that the dividends of the New York Municipal Portfolios, the California Municipal Portfolios and the Diversified Municipal Portfolios will be generally exempt from federal income taxes. It should be noted, however, that under the Code, interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax. The Portfolios anticipate that a portion of their investments may be made in "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Portfolios would be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax. It is intended that within 60 days after the end of each year, each Portfolio will mail information to shareholders on the tax status of dividends and distributions, except that such mailing will be made within 45 days for the Bernstein Government Short Duration Portfolio. If any dividends are not exempt from federal income taxes, the annual tax information will indicate the percentages of tax-exempt and taxable income.

    It is anticipated that each of the New York Municipal Portfolios will provide income that is generally tax-free for federal and New York State and local individual income tax purposes to the extent that the income is derived from New York State Municipal Securities or securities issued by possessions of the United States, and that each of the California Municipal Portfolios will provide income that is generally tax-free for federal and California personal income taxes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of the income of the other Portfolios may be exempt from state and local income taxes in certain states to the extent of the Portfolio's income derived from securities on which the interest is exempt from income taxes in that state.


    Dividends and interest received by the Bernstein International Value Portfolio or the Bernstein Emerging Markets Value Portfolio may be subject to foreign tax and withholding. In addition, some emerging markets countries may impose taxes on capital gains earned by the Bernstein Emerging Markets Value Portfolio in that country. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by the Portfolio.



    With respect to the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio, if any such Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stocks or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. Such Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If the election is made, shareholders of such Portfolio would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to the Portfolio's shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.



    Capital gains on the securities of certain foreign corporations that are considered to be passive foreign investment companies under the Internal Revenue Code will be deemed to be ordinary income regardless of how long the Bernstein International Value Portfolio or the Bernstein Emerging Markets Value Portfolio holds such investments. In addition, such Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.


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44  Sanford C. Bernstein Fund, Inc.

    Statements as to the tax status of dividends and distributions to shareholders of each Portfolio are mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes. See "Taxes" in the SAI.

Description of Shares

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000, as previously discussed in "Redemption of Shares."

    Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


    Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


Performance

Each of the Portfolios may, from time to time, advertise yield, average annual total return and unannualized average total return. In addition, the Bernstein New York Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein Government Short Duration Portfolio and the Short Duration Municipal Portfolios may advertise tax-equivalent yield. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return do not reflect any tax consequences to an investor. Tax-equivalent yield is the taxable yield that would be necessary to produce an equivalent yield after taxes to a hypothetical investor in the highest applicable tax bracket. Yield, tax-equivalent yield and average annual total return are based on historical results and are not intended to indicate future performance.

    The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The calculation of tax-equivalent yield is based on yield and, for the New York Municipal Portfolios and the California Municipal Portfolios, assumes that the hypothetical investor is subject, respectively, to the highest bracket of New York State and City or California, as well as federal, taxes. The calculation of tax-equivalent yield for the Diversified Municipal Portfolios assumes that the hypothetical investor is subject to the highest bracket of only federal taxes. The calculation of tax-equivalent yield for the Bernstein Government Short Duration Portfolio assumes the hypothetical investor is subject to a stated bracket of state and/or state and local taxes. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield, tax-equivalent yield, average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.

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                                                Prospectus--January 31, 1997  45

Reports to Shareholders

The Fund sends the shareholders of each Portfolio annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants, whose report is included thereon. In addition, each shareholder having an account directly with the Fund is sent a statement confirming each transaction in the account.

Custodian and Transfer Agent


State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Shareholder Inquiries


All inquiries regarding each Portfolio should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. Questions concerning dividends or share ownership, transfer or redemption should be directed to Bernstein at the same address; at 1999 Avenue of the Stars, Los Angeles, California 90067; at 777 South Flagler Drive, West Palm Beach, Florida 33401; at 227 West Monroe Street, Chicago, Illinois 60606; at 300 Crescent Court, Suite 950, Dallas, Texas 75201; or at 555 California Street, San Francisco, California 94104.


Independent Accountants And Legal Counsel


Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. Price Waterhouse LLP also has been the independent accountants of the investment performance statistics of certain of Bernstein's separately managed accounts since 1978.


    Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Shereff, Friedman, Hoffman & Goodman LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

--------------------------------------------------------------------------------
46  Sanford C. Bernstein Fund, Inc.

                      This page intentionally left blank.

January 31, 1997

Bernstein Government
Short Duration

Bernstein Short Duration Plus

Bernstein Intermediate Duration

Bernstein Short Duration
New York Municipal

Bernstein New York Municipal

Bernstein Short Duration
California Municipal

Bernstein California Municipal

Bernstein Short Duration
Diversified Municipal

Bernstein Diversified Municipal

Bernstein International Value

Bernstein Emerging Markets Value


PROSPECTUS

Sanford C. Bernstein Fund, Inc.

767 Fifth Avenue
New York, NY 10153
(212) 756-4097


Table OF Contents

Fee Table                                                            2
Financial Highlights                                                 6
The Fund                                                            14
Bernstein Fixed-Income Process                                      14
Bernstein Fixed-Income Portfolios                                   17
Bernstein International Value and
Emerging Markets Value Process                                      18
Investment Objectives and Policies
Of the Portfolios                                                   22
Investment Objectives and Policies Of the
Fixed-Income Portfolios                                             22
The Short Duration Taxable Portfolios
    o   Bernstein Government Short Duration Portfolio               23
    o   Bernstein Short Duration Plus Portfolio                     23
The Intermediate Duration Taxable Portfolio
    o   Bernstein Intermediate Duration Portfolio                   24
The Municipal Portfolios
    o   The Short Duration Municipal Portfolios                     24
    o   The Intermediate Duration Municipal Portfolios              24
    o   The New York Municipal Portfolios:
    o   Bernstein Short Duration New York Municipal Portfolio       24
    o   Bernstein New York Municipal Portfolio                      24
    o   The California Municipal Portfolios:
    o   Bernstein Short Duration California Municipal Portfolio     26
    o   Bernstein California Municipal Portfolio                    26
    o   The Diversified Municipal Portfolios:
    o   Bernstein Short Duration Diversified Municipal Portfolio    27
    o   Bernstein Diversified Municipal Portfolio                   27
Investment Objectives and Policies Of the Bernstein
International Value Portfolio and Emerging Markets Value Portfolio  28
Investments                                                         31
Special Investment Techniques                                       35
Management Of the Portfolios                                        38
Directors and Officers                                              38
The Manager                                                         39
Purchase of Shares                                                  40
Exchanges of Shares                                                 41
Redemption of Shares                                                41
Portfolio Transactions and Brokerage                                42
Net Asset Value                                                     43
Dividends, Distributions and Taxes                                  43
Description of Shares                                               45
Performance                                                         45
Reports to Shareholders                                             46
Custodian and Transfer Agent                                        46
Shareholder Inquiries                                               46
Independent Accountants and Legal Counsel                           46

January 31, 1997


PROSPECTUS

Sanford C. Bernstein Fund, Inc.
767 Fifth Avenue
New York, NY  10153
212-756-4097

Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This type of company is commonly referred to as a mutual fund. The Fund is currently comprised of 11 series of shares, each representing a separate portfolio of securities and each having its own investment objectives. Sanford C. Bernstein & Co., Inc. ("Bernstein," or the "Manager") serves as Investment Manager to each series.

    IMPORTANT NOTE: This prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three of the Fund's Portfolios--the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio. Prospectuses containing information on the 11 Fund Portfolios and on how to open a personal account are available for individual investors, and may be obtained by writing to the address or calling the telephone number listed above.

    The Bernstein Short Duration Plus Portfolio and the Bernstein Intermediate Duration Portfolio (each a "Fixed-Income Portfolio") aim to generate the highest total return consistent with safety of principal and the financial objectives of the Portfolios.

    The Bernstein International Value Portfolio seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest) principally through investment in equity securities of established non-U.S. companies. Investments may be made solely for capital appreciation, solely for income or any combination of the two for the purpose of achieving a higher overall return.


    This Prospectus sets forth information you ought to know before investing in the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio or the Bernstein International Value Portfolio. You should read it carefully and retain it for future reference. You can find more information about the Fund in the Statement of Additional Information (the "SAI") dated January 31, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. You may obtain a copy of the SAI without charge by calling or writing the Fund at the above telephone number or address.


Bernstein Portfolio Objectives


Short-Duration Portfolio
Bernstein Short Duration Plus                                                7

o Choose primarily from a broad universe of high-grade fixed-income instruments.

Intermediate-Duration Portfolio
Bernstein Intermediate Duration                                              7

o Choose primarily from a broad universe of high-grade fixed-income instruments.

International Equity Portfolio
Bernstein International Value.                                               8

o Invest primarily in equity securities of established foreign companies in the countries comprising the EAFE index, plus Canada.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE


                                                    Bernstein      Bernstein       Bernstein
                                                      Short       Intermediate   International
                                                  Duration Plus     Duration        Value
                                                    Portfolio      Portfolio      Portfolio
                                                  -------------   ------------   -------------
Shareholder Transaction Expenses
Sales Load Imposed on Purchases
        (as a percentage of offering price)           None           None           None

Sales Load Imposed on Reinvested Dividends
        (as a percentage of offering price)           None           None           None

Deferred Sales Load (as a percentage of original
        purchase price or redemption proceeds)        None           None           None

Redemption Fees
        (as a percentage of amount redeemed)          None           None           None

Exchange Fees                                         None           None           None

Annual Portfolio Operation Expenses
(as a percentage of average net assets)
Management Fees                                       0.50%          0.49%          0.97%

12b-1 Fees                                            None           None           None

Other Expenses
        Shareholder Servicing &
          Administrative Fees                         0.10%          0.10%          0.25%
        All Other Expenses After
          Expense Reimbursement                       0.05%          0.04%          0.09%

Total Portfolio Operating Expenses                    0.65%          0.63%          1.31%

EXAMPLE
A Portfolio would pay the following expenses on
a $1,000 investment, assuming 5% annual return:
                1 Yr.                                 $7             $6             $13
                3 Yrs. (cum.)                         $21            $20            $42
                5 Yrs. (cum.)                         $36            $35            $72
                10 Yrs. (cum.)                        $81            $79            $158



The purpose of the fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Portfolios of the Fund covered by this Prospectus are no-load, have no redemption fees and have no charges for shareholders on monthly payment plans. "Other Expenses" for all Portfolios are based on amounts for the fiscal year ended September 30, 1996. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown. A more complete description of the various costs and expenses will be found under "Management of the Portfolios" on page 17. Shareholders of the Fund do not need to open a brokerage account with Bernstein; shareholders may elect to take delivery of the shares or to make alternate arrangements for custodying them. If a shareholder holds Fund shares in a Bernstein brokerage account, Bernstein (not the Fund) will charge an annual maintenance fee of $100 for accounts with assets of less than $400,000 under the management of Bernstein's Equity and/or Fixed-Income Investment Policy Groups. This fee is deducted from cash held in the brokerage account or, if insufficient cash is maintained in the brokerage account, by selling securities. Bernstein does not charge this fee on accounts that are included in a group of related accounts as defined by Bernstein with combined assets of $400,000 or more. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


--------------------------------------------------------------------------------
2  Sanford C. Bernstein Fund, Inc.

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each of the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio, for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.



                                                                           Bernstein International Value Portfolio
                                                          -----------------------------------------------------------------------
                                                          Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                                            9/30/96        9/30/95         9/30/94        9/30/93      9/30/92(a)
                                                          ----------      ----------      ----------    ----------     ----------
Net asset value, beginning of period                      $    16.08      $    16.57      $    15.39      $  11.98       $ 12.50
                                                          ----------      ----------      ----------      --------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                        0.23            0.18            0.19          0.05          0.02
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                 2.26            0.07            1.13          3.54         (0.54)
                                                          ----------      ----------      ----------      --------       -------
Total from investment operations                                2.49            0.25            1.32          3.59         (0.52)
                                                          ----------      ----------      ----------      --------       -------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                 (0.10)          (0.11)          (0.02)        (0.05)            0
  Dividends from tax-exempt net investment income                  0               0               0             0             0
  Distributions from net realized gains                        (0.33)          (0.63)          (0.12)        (0.13)            0
  Distributions in excess of net investment income
    due to timing differences                                      0               0               0             0             0
  Distributions in excess of net realized gains
    due to timing differences                                      0               0               0             0             0
                                                          ----------      ----------      ----------      --------       -------
Total distributions                                            (0.43)          (0.74)          (0.14)        (0.18)            0
                                                          ----------      ----------      ----------      --------       -------
Net asset value, end of period                            $    18.14      $    16.08      $    16.57      $  15.39       $ 11.98
                                                          ==========      ==========      ==========      ========       =======
Total return                                                   15.83%           1.84%           8.55%        30.45%        (4.16)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $3,131,258      $1,996,112      $1,343,266      $539,936       $75,255
  Average net assets (000 omitted)                        $2,569,586      $1,591,703      $  948,563      $235,839       $41,234
  Ratio of expenses to average net assets                      1.31%           1.35%           1.39%         1.53%         2.00%*
  Ratio of net investment income to average net assets         1.37%           1.17%           1.13%         1.27%         0.59%*
  Portfolio turnover rate                                     21.89%          29.53%          23.78%        21.22%         1.12%
  Average commission rate per share                          0.0234             N/A            N/A           N/A           N/A


  * Annualized
(a) Commenced operations June 22, 1992

--------------------------------------------------------------------------------
                                              Prospectus--January 31, 1997     3

Financial Highlights


Set forth below is a table containing information as to the income and operating performance of a share of each Portfolio of the Fund for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; September 30, 1992; September 30, 1991; September 30, 1990; and September 30, 1989, or as applicable. The financial statements, which contain this information for the periods ended September 30, 1996; September 30, 1995; September 30, 1994; September 30, 1993; and September 30, 1992, have been audited by Price Waterhouse LLP. The related financial statements and the reports of independent accountants for the period ended September 30, 1996 are included by reference in the Fund's SAI. Additional performance information with respect to all Portfolios is contained in the Fund's annual report to shareholders dated September 30, 1996, which is available upon request and without charge. These financial highlights should be read in conjunction with the financial statements contained in the Fund's SAI.




                                                            Bernstein Short Duration Plus Portfolio
                                  ----------------------------------------------------------------------------------------------

                                  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                    9/30/96     9/30/95     9/30/94     9/30/93     9/30/92     9/30/91     9/30/90    9/30/89(b)
                                  ----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Net asset value,
 beginning of period                 $12.49      $12.32      $12.89      $13.14      $12.84      $12.50      $12.62       $12.50
                                     ------      ------      ------      ------      ------      ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Investment income, net               0.69        0.70        0.55        0.59        0.75        0.94        0.97         0.78
  Net realized and unrealized
   gain (loss) on investments,
   futures and foreign currencies     (0.01)       0.18       (0.40)       0.10        0.44        0.41       (0.01)        0.12
                                     ------      ------      ------      ------      ------      ------      ------       ------
Total from investment operations       0.68        0.88        0.15        0.69        1.19        1.35        0.96         0.90
                                     ------      ------      ------      ------      ------      ------      ------       ------

LESS DISTRIBUTIONS:
  Dividends from taxable net
   investment income                  (0.69)      (0.69)      (0.56)      (0.59)      (0.75)      (0.94)      (0.97)       (0.78)
  Dividends from tax-exempt net
   investment income                      0           0           0           0           0           0           0            0
  Distributions from
   net realized gains                     0           0           0       (0.35)      (0.14)      (0.07)      (0.11)           0
  Distributions in excess of net
   investment income due to
   timing differences                     0       (0.02)          0           0           0           0           0            0
  Distributions in excess of
   net realized gains
   due to timing differences              0           0       (0.16)          0           0           0           0            0
                                     ------      ------      ------      ------      ------      ------      ------       ------
Total distributions                   (0.69)      (0.71)      (0.72)      (0.94)      (0.89)      (1.01)      (1.08)       (0.78)
                                     ------      ------      ------      ------      ------      ------      ------       ------
Net asset value, end of period       $12.48      $12.49      $12.32      $12.89      $13.14      $12.84      $12.50       $12.62
                                     ======      ======      ======      ======      ======      ======      ======       ======
Total return                           5.54%       7.36%       1.14%       5.49%       9.60%      11.26%       7.88%        7.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                   $538,248    $534,462     $550,415   $508,959    $535,980    $435,334    $391,131     $335,310
  Average net assets
   (000 omitted)                   $532,094    $536,042     $529,892   $535,889    $482,467    $405,457    $374,101     $263,899
  Ratio of expenses to
   average net assets                  0.65%       0.65%       0.65%       0.66%       0.66%       0.67%       0.68%        0.75%*
  Ratio of net investment income
   to average net assets               5.47%       5.69%       4.30%       4.52%       5.75%       7.42%       7.67%        7.91%*
  Portfolio turnover rate            169.96%      61.03%     285.80%     112.87%     169.60%     140.03%     155.21%      132.82%
  Average commission rate per share     N/A          N/A        N/A         N/A         N/A         N/A         N/A          N/A


--------------------------------------------------------------------------------
4  Sanford C. Bernstein Fund, Inc.

                                                             Bernstein Intermediate Duration Portfolio
                                 ---------------------------------------------------------------------------------------------------
                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                   9/30/96      9/30/95      9/30/94      9/30/93      9/30/92      9/30/91    9/30/90    9/30/89(c)
                                 ----------   ----------   ----------   ----------   ----------   ----------  ----------  ----------
Net asset value,
 beginning of period               $13.30       $12.54       $13.92       $13.82        $13.19       $12.36      $12.82     $12.50
                                   ------       ------       ------       ------        ------       ------      ------     ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income, net              0.80         0.78         0.68         0.76          0.90         1.00        0.98       0.69
 Net realized and unrealized
  gain (loss) on investments,
  futures and foreign currencies    (0.14)        0.77        (1.15)        0.68          0.79         0.85       (0.25)      0.32
                                   ------       ------       ------       ------        ------       ------      ------     ------
Total from investment operations     0.66         1.55        (0.47)        1.44          1.69         1.85        0.73       1.01
                                   ------       ------       ------       ------        ------       ------      ------     ------
LESS DISTRIBUTIONS:
 Dividends from taxable net
   investment income                (0.80)       (0.76)       (0.70)       (0.76)        (0.90)       (1.00)      (0.98)     (0.69)
 Dividends from tax-exempt
  net investment income                 0            0            0            0             0            0           0          0
 Distributions from
  net realized gains                (0.08)           0        (0.08)       (0.58)        (0.16)       (0.02)      (0.21)         0
 Distributions in excess
  of net investment income
  due to timing differences             0        (0.03)           0            0             0            0           0          0
 Distributions in excess
  of net realized gains
  due to timing differences             0            0         (0.13)          0             0            0           0          0
                                   ------       ------       ------       ------        ------       ------      ------     ------
Total distributions                 (0.88)       (0.79)       (0.91)       (1.34)        (1.06)       (1.02)     (1.19)      (0.69)
                                   ------       ------       ------       ------        ------       ------      ------     ------
Net asset value, end of period     $13.08       $13.30       $12.54       $13.92        $13.82       $13.19      $12.36     $12.82
                                   ======       ======       ======       ======        ======       ======      ======     ======
Total return                         5.05%       12.82%       (3.54)%      11.30%        13.32%       15.54%      5.90%       8.25%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000 omitted)                $1,451,776    $1,142,768    $848,529     $693,772      $524,301     $375,345   $240,779    $183,480
 Average net assets
  (000 omitted)                $1,310,208    $  957,247    $764,519     $595,273      $444,750     $304,034   $218,760    $135,549
 Ratio of expenses to
  average net assets                 0.63%        0.64%        0.65%        0.66%         0.67%        0.68%      0.71%      0.83%*
 Ratio of net investment
  income to average net
  assets                             5.99%        6.11%        5.14%        5.59%         6.64%        7.80%      7.77%      7.74%*
 Portfolio turnover rate           141.04%      212.40%      203.73%       60.77%       149.71%       81.04%    119.09%    121.11%
 Average commission rate
  per share                           N/A          N/A          N/A          N/A           N/A          N/A        N/A        N/A


* Annualized
(b) Commenced operations December 12, 1988
(c) Commenced operations December 12, 1988

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997   5

The Fund


The Fund was incorporated on May 4, 1988, under the laws of Maryland as an open-end management investment company. This Prospectus relates to three of the Fund's series of shares (the "Portfolios"). Shares of each series represent an interest in a separate portfolio of securities. At September 30, 1996, the 11 Portfolios of the Fund (including the Bernstein Short Duration Plus Portfolio, the Bernstein Intermediate Duration Portfolio and the Bernstein International Value Portfolio) had net assets totaling $7.431 billion. Bernstein, with offices at 767 Fifth Avenue, New York, New York 10153; 1999 Avenue of the Stars, Los Angeles, California 90067; 777 South Flagler Drive, West Palm Beach, Florida 33401; 227 West Monroe Street, Chicago, Illinois 60606; 300 Crescent Court, Suite 950, Dallas, Texas 75201; and 555 California Street, Suite 4300, San Francisco, California 94104, serves as Investment Manager to each Portfolio. Each Portfolio has its own investment objectives.


Investment Objectives and Policies
Of the Portfolios

Investment Objectives and Policies
Of the Fixed-Income Portfolios

General Investment Policies

Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Each of the Fixed-Income Portfolios may invest in any of the securities detailed on pages 9-13. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described on pages 13-16 to hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets. Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


    Neither of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch, or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's,

or P-1 by Moody's; or of securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality. In addition, neither of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch, or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch, or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal. Each Fixed-Income Portfolio, at the time of purchase, may invest as much as 20% of its total assets in securities of foreign issuers, including Eurobonds, Yankees (other than Yankees included in the Lehman Brothers Aggregate Bond Index which are considered to be issued by domestic issuers for this purpose) and obligations of foreign banks that are securities of foreign issuers, including foreign governments.


--------------------------------------------------------------------------------
6  Sanford C. Bernstein Fund, Inc.

    Neither Fixed-Income Portfolio will invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 10% of the net assets of the Portfolio.


    In addition to these policies, which govern both Fixed-Income Portfolios, each individual Portfolio has individual policies, discussed hereafter, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. While maturity is somewhat indicative of interest-rate risk, duration is a more accurate measure. The duration of a bond is defined to be the effect on price of a rise (or fall) of 1% in interest rates. The Bernstein Short Duration Plus Portfolio generally has a duration around 2.0 years and thus will lose about 2% in principal should interest rates rise 1%. The Bernstein Intermediate Duration Portfolio generally has a duration of about 5.0 years and would lose about 5% should interest rates rise 1%. In contrast, long-term bonds typically have durations of greater than 10 years and would thus lose more than 10% if interest rates were to rise 1%. The longer the bond's duration, whether it is a Treasury, corporate or municipal bond, the greater its vulnerability to these fluctuations.


    The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

    The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

    Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Individual Portfolios' Policies

The Bernstein Short Duration Plus Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected returns to investors consistent with a prudent level of credit risk. Because the Bernstein Short Duration Plus Portfolio is managed without regard to potential tax consequences, it may be particularly appropriate for investors, such as pension plans and IRAs, that are not subject to current income taxation, as well as individuals who reside in states with low or no state taxes or who reside in high-tax states that do not permit a pass-through to the individual shareholder of the tax-exempt character of this income.

    The Short Duration Plus Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market mutual fund, and its expected return is somewhat higher. Although the actual maturities of the securities in the Portfolio may vary widely, the effective duration of this Portfolio--which is expected to be one to three years under normal market conditions--is longer than the effective duration of money markets. The average dollar-weighted maturity of the Portfolio may range from one to 25 years while maintaining the required duration. Since the effective duration of this Portfolio is longer, and the quality of the portfolio securities may be lower, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund that seeks to maintain a stable net asset value. The relatively short-term nature of the Portfolio makes it appropriate for consideration as a temporary investment.


    The Bernstein Intermediate Duration Portfolio invests in a diversified portfolio of securities that it believes offer the highest expected return consistent with a prudent level of risk. While the actual maturities of the securities in the Portfolio may vary widely, the Portfolio intends to maintain an effective duration of three to six years under normal market conditions. The average dollar-weighted maturity of the Portfolio may range from two to 25 years while maintaining the required duration. The Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.


    Because the Bernstein Intermediate Duration Portfolio is managed without regard to potential tax consequences to the shareholder, it may be particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997   7

Investment Objectives and Policies
Of the International Value Portfolio

The Bernstein International Value Portfolio seeks long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolio will invest primarily in equity securities of established foreign companies, as described on page 13.


    The Portfolio will invest in a diversified portfolio of securities that the Manager considers most undervalued. The Portfolio intends to diversify investments among many foreign countries; it will generally be invested in countries that comprise the EAFE Index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may also make investments in less-developed or emerging equity markets. Shareholders should be aware that investing in less-developed or emerging-market countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries.



    Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in at least three foreign countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment grade debt or equity securities of U.S. issuers. The Portfolio may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and it may utilize options on securities and securities indexes and futures contracts and options on futures. See the sections on "Investments" and "Special Investment Techniques" on pages 9-16. The International Value Portfolio will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the International Value Portfolio will not invest in an illiquid security if, at the time of purchase, the value of such illiquid security together with other securities that are not readily marketable would exceed 15% of the net assets of the Portfolio.


    The above policies and objectives are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs.

    The International Value Portfolio has adopted certain fundamental investment limitations. As a fundamental policy, the International Value Portfolio will not:

(a) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer if, as a result of the purchase, less than 75% of the International Value Portfolio's assets consists of cash and cash items, Government securities, securities of other investment companies and other securities, limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the International Value Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer;

(b)     invest more than 25% of its total assets in any one industry; or

(c) borrow money except that the International Value Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding
        33 1/3% of its total assets. As an operating (not a fundamental) policy, the Portfolio will not borrow except from a bank for temporary or emergency purposes in amounts in excess of 5% of its total assets.

    The SAI contains certain investment restrictions pertaining to the International Value Portfolio and the Fixed-Income Portfolios.


    The International Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities. Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix to the SAI). These securities may have speculative characteristics, and changes in economic conditions or other

--------------------------------------------------------------------------------
8  Sanford C. Bernstein Fund, Inc.

circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, in the Manager's discretion, in the event of a rating reduction. Under exceptional conditions abroad, or when it is believed that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest all of its portfolio in fixed-income obligations of the U.S. government or fixed-income or equity securities of U.S. issuers.


Investment Risks Of the Bernstein
International Value Portfolio

Market risk: Since it invests primarily in equity securities, the Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, the Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are volatile from year to year; accordingly, the Portfolio is suited to investors who are willing to hold their investment over a long horizon.

    Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. In addition, it is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S.


    Other risks: Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of foreign brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.


Investments


    Both Fixed-Income Portfolios will primarily be invested in debt securities, including, subject to each Portfolio's general investment policies described on pages 6-7, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes, including securities of foreign and U.S. issuers payable in U.S. dollars and issued outside the U.S. ("Eurobonds") or securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees"); (iv) loan participations; (v) commercial paper;
(vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks); (vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Value Portfolio will invest primarily in foreign equity securities, but may, under the circumstances described in the "Investment Objectives and Policies" section (pages 8-9), invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  9

Obligations Of the U.S. Government and
Its Agencies and Instrumentalities

The types of U.S. government and agency securities in which the Portfolios may invest include bills, notes and bonds issued by the U.S. Treasury, as well as securities issued by other U.S. government agencies and instrumentalities, including bills, notes, bonds, mortgage-backed securities and other fixed-income securities. However, certain types of mortgage-backed securities, known as "Interest Only" (or "IO") and "Principal Only" (or "PO") securities, which are based on government securities but "stripped" by third parties, are not government securities.

    The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association and other agencies and instrumentalities, the securities or guarantees of which are backed by the full faith and credit of the United States. The Portfolios may also purchase securities issued by the United States Postal Service and other agencies and instrumentalities that have the right to borrow from the United States Treasury to meet their obligations. The Portfolios may also purchase securities issued or guaranteed by U.S. government agencies and instrumentalities, including the Federal Farm Credit Banks, the Federal Home Loan Bank, the Financing Corporation ("FICO"), the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Resolution Funding Corporation ("Refcorp"), the obligations of which are backed only by the credit of the issuing agency.

Obligations of Supranational Agencies


The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely for funds on participating countries, often including the United States. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed on page 13 with respect to foreign securities.


Corporate Bonds, Notes and Commercial Paper

The Portfolios may invest in straight and convertible corporate bonds, notes and commercial paper. The value of the Portfolios' investment in corporate bonds and notes will change in response to changes in interest rates and the relative financial strength of each issuer. In general, lower-rated bonds, notes and commercial paper tend to have higher yields but are subject to greater market fluctuations and risk of loss than higher-rated bonds, notes and commercial paper of similar maturity.

Loan Participations

The Portfolios may also invest in participating interests ("participations") in obligations, including variable-rate tax-exempt obligations, mortgages and other loans, held by financial institutions. A participation provides the Portfolio with a specified-percentage undivided interest in the underlying obligation. The Portfolio may have the right to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice. The obligation may also be backed by a letter of credit or guarantee of the institution. The Portfolio participates on the same basis as the institution in the obligation, except that the institution may retain a service fee out of the interest paid on the obligation. Loan participations are considered illiquid securities.

Mortgage-Related Securities


Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.



    One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a FHLMC Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.



    The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these

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10  Sanford C. Bernstein Fund, Inc.

pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.



    The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.


    Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.


    Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.



    In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.


    Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.


    A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.



    A Portfolio's investments in mortgage derivative securities also subjects the Portfolio to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower-than-expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


Asset-Backed Securities


Asset-backed securities are debt instruments that are backed by pools of loans, leases, accounts receivable or other debt obligations of consumers or commercial entities. Examples of collateral include consumer loans to purchase automobiles, credit card balances due and loans to purchase manufactured housing. The cash flow that is generated by payments on these instruments is used to pay interest and principal to the asset-backed noteholders, as well as any fees for the servicing and administration of the assets, and in some circumstances may be used to purchase additional collateral. Asset-backed securities may also be credit enhanced by one or more methods. These include overcollateralization, subordination, reserve accounts, issuer guarantees and insurance provided by third-party bond insurance companies. Issuer guarantees and bond insurance may cover part or all of the principal and/or interest owed to noteholders.


    In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  11
cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. The Fund may also invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax. Municipal Securities include "private activity bonds," such as industrial revenue bonds.

    The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal of and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain non-appropriation clauses that provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. The Fund Board will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


Guaranteed Investment Contracts
And Bank Investment Contracts



The Portfolios may purchase guaranteed investment contracts ("GICs") and bank investment contracts ("BICs"). A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal and a BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. GICs and BICs are considered illiquid securities.


Variable and Floating Rate Securities

Each Portfolio may purchase variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates.

     Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Portfolio, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Portfolio is entitled to demand repayment of principal.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

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12  Sanford C. Bernstein Fund, Inc.

Illiquid Securities


Within the limits set forth in the "Investment Objectives and Policies" section (pages 6-9), the Portfolios may invest in illiquid securities--securities that are not readily marketable. The Board of Directors of the Fund has determined that any or all of the following factors may be relevant to determining the liquidity of a security: the amount of the issue outstanding; the complexity of the issue; the bid/ask spread; the number and identity of market makers or dealers in or other buyers of the security; the existence of put features and other rights; the term of the security; the visibility of the issuer in the marketplace; the method of soliciting offers and the mechanics of completing transfers; the average trading volume for the issue; and with respect to foreign securities, the amount of such securities that can be owned by investors who are not residents of the country where such securities were issued and the amount of such securities owned by the controlling interests. The factors to be considered in the case of the analysis of unrated municipal lease obligations will include an analysis of credit factors. Purchased dealer options, private placements (excluding securities eligible for resale under Rule 144A that have been determined to be liquid as set forth in the preceding section), guaranteed investment contracts, bank investment contracts, repurchase agreements for periods longer than seven days, time deposits maturing in more than seven days and loan participations are considered to be illiquid securities for the purposes of this restriction. In addition, the staff of the Securities and Exchange Commission currently takes the position that all options traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.


Preferred Stock

The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be more subject to fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


Foreign Securities


While the Fixed-Income Portfolios generally invest in domestic securities, each may also invest up to 20% of its total assets in foreign securities of the same types and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the advisor to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described on page 9.


Warrants

The Portfolios may have investments in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Equity Securities


The equity securities in which the Bernstein International Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances--e.g., when a direct investment in securities in a particular country cannot be made--the Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested.


Special Investment Techniques



In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. These techniques may be used to

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  13
hedge various market risks (such as interest rates, currency exchange rates and broad or security-specific changes in the prices of equity or fixed-income securities), to manage the effective maturity or duration of fixed-income securities, to exploit mispricings in the securities markets or as an alternative to activities in the underlying cash markets. They may include the use of exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.


Foreign Currency Transactions


A Portfolio may enter into foreign currency exchange contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or through entering into forward contracts, which obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.



    The Portfolios will generally enter into forward contracts under two circumstances. First, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the price in dollars of the security. Second, when the Manager believes that the currency of a particular foreign country may experience an adverse movement against another currency, a Portfolio may enter into a forward contract to sell an amount of the foreign currency (or another currency that acts as a proxy for that currency) approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. Under certain circumstances, the International Value Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the International Value Portfolio and the flexibility of the Portfolio to purchase additional securities. Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.



Futures Contracts and Options

The Portfolios may enter into financial futures contracts, including bond, bond index, Eurodeposit, stock index or currency futures contracts and options thereon. In addition, the Portfolios may each purchase and write (i.e., sell) put and call options on securities, on securities indexes based on securities in which the Portfolio may invest, on foreign currencies traded on U.S. or foreign exchanges or over-the-counter and on futures contracts. The securities for which a Portfolio writes put or call options will be Portfolio securities, and the Portfolios will write only covered options.

    The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

    In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from the Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the in-the-money portion of the premium is excluded in calculating the 5% limitation. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

    Futures contracts and options can be highly volatile and could reduce a Portfolio's total returns, and attempts to use such investments for hedging purposes may not be successful. Successful futures and options strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures and options could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Swaps and Hybrid Investments


As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. Such instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index; or debt instruments with interest or principal payments determined by reference to the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or


--------------------------------------------------------------------------------
14  Sanford C. Bernstein Fund, Inc.

events; or the differences between the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events; or the rate of change of the value of commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.



    Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in the market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Swap agreements entail the risk that a party will default on its payment obligations thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.



    A Portfolio may enter into interest-rate or foreign currency swaps and purchase and sell interest-rate caps and floors. No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap. The Portfolios expect to enter into these transactions to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities that the Portfolios anticipate purchasing at a later date.



    Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. Such an exchange would allow the Portfolio to alter its exposure to interest-rate market risk without changing the composition of the Portfolio. The purchase of an interest-rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates. The Portfolios will enter interest-rate swaps only on a net basis (i.e., the two payment streams are netted out) with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments.



Repurchase Agreements

In a repurchase transaction, a Portfolio purchases a security from a bank or a securities dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price and an agreed-upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities. The Board of Directors has established guidelines to be used by the Manager in repurchase transactions and regularly monitors the Portfolios' use of repurchase agreements.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high-grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Lending Portfolio Securities

Each Portfolio may, from time to time, lend portfolio securities having, in the case of the Fixed-Income Portfolios, a market value of no more than 30% of its total assets and, in the case of the International Value Portfolio, having a market value of no more than one-third of its total assets, to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, a Portfolio attempts to increase its income through the receipt of interest on the

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  15
loan. Any such loan of portfolio securities will be marked to the market daily and secured by collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The Manager believes that the risk of loss on such a transaction is slight because, if the borrower were to default, the collateral would be available to satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. The Manager carefully evaluates the creditworthiness of any potential borrower of securities. A Portfolio may not have the right to vote securities on loan, but it will call a loaned security in anticipation of an important vote.

When-Issued and Delayed-Delivery Transactions

The Portfolios may purchase securities on a "when-issued" or "delayed-delivery" basis. In a when-issued or delayed-delivery transaction, a Portfolio purchases a security with delivery to take place at a later date, usually within three months from the date the transaction is entered into. The market value of the security at delivery may be more or less than the purchase price. The Fund's Custodian is to maintain, in segregated accounts, cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than each Portfolio's purchase commitments; likewise, the Custodian is to segregate securities sold by each Portfolio on a delayed-delivery basis.

    Further information about the Portfolios' use of Special Investment Techniques and their associated risks is contained in the SAI.

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

--------------------------------------------------------------------------------
16  Sanford C. Bernstein Fund, Inc.

MANAGEMENT OF THE PORTFOLIOS

Directors and Officers

The Board of Directors of the Fund is responsible for the overall supervision of the management of the Fund. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Officers of the Fund conduct and supervise the daily operations of the Portfolios.

    The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


                                  Position with                 Principal Occupation
Name and Address                  The Fund                      During Past Five Years
----------------                  -------------                 ----------------------
Roger Hertog*                     President,                    1993-Present: President, Chief Operating Officer
767 Fifth Avenue                  Treasurer,                    and Director--Bernstein
New York, NY  10153               Director                      Previously: Executive Vice President and Director--Bernstein

Andrew S. Adelson*                Senior Vice President,        Senior Vice President, Chief Investment Officer--International
767 Fifth Avenue                  Director                      and Director--Bernstein
New York, NY  10153

Arthur Aeder                      Director                      1987-Present: Consultant; Formerly Senior Partner of
20 West 55th Street                                             Oppenheim, Appel, Dixon & Co. (subsequently Spicer
New York, NY  10019                                             & Oppenheim) Certified Public Accountants, and Chairman of
                                                                Spicer & Oppenheim International

Peter L. Bernstein**              Director                      President & Chief Executive Officer of Peter L. Bernstein,
575 Madison Avenue                                              Inc., Economic Consultants
Suite 1006
New York, NY  10022

William Kristol                   Director                      6/95-Present: Editor and Publisher, The Weekly Standard
1150 17th Street, N.W.                                          11/93-5/95: Chairman, Project for the Republican Future
5th Floor                                                       1/93-11/93: Director, The Bradley Project on the 90's
Washington, D.C.  20036                                         5/89-1/93: Chief of Staff to the Vice President, The White House

Theodore Levitt                   Director                      Professor Emeritus of Business Administration,
Harvard Business School                                         Harvard University
Cumnock 300                                                     1985-89: Editor, Harvard Business Review
Boston, MA  02163

Francis H. Trainer, Jr.           Senior Vice President         Senior Vice President, Director--Fixed Income Investments
767 Fifth Avenue                                                and Director--Bernstein
New York, NY  10153

Jean Margo Reid                   Secretary                     1997: Vice President and General Counsel--Bernstein
767 Fifth Avenue                                                Previously: Vice President and Associate General
New York, NY  10153                                             Counsel--Bernstein


 * An "interested person" of the Fund, as defined in the 1940 Act.

** Not related to Zalman C. Bernstein, Chairman of the Executive
   Committee--Bernstein.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  17

The Manager


Bernstein is a closely held corporation, organized under the laws of the State of New York on January 20, 1969, which succeeded to the business of Sanford C. Bernstein & Co., a partnership, on February 1, 1969. Bernstein is a registered investment advisor that manages some $46.8 billion, as of September 30, 1996, for individuals, endowments, trusts and estates, charitable foundations, partnerships, corporations, the Portfolios of the Fund and tax-exempt funds such as pension and profit-sharing plans. Of that amount, some $16.2 billion was invested in fixed-income securities and $30.6 billion in equities as of September 30, 1996. Pursuant to contracts with the Fund, Bernstein provides the following types of services: Investment Management, Shareholder Servicing and Administration and Distribution.


Investment Management

Bernstein has entered into Investment Management Agreements (the "Management Agreements") with the Fund, on behalf of the Portfolios, under which the Manager, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Portfolios, manages each Portfolio's assets. Investment Policy Groups created by the Manager and comprised of the Manager's employees make all investment decisions for the Portfolios, and no one person is primarily responsible for making recommendations to these groups.


    Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each Fixed-Income Portfolio is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. Because the investment programs of international asset management are costly to implement and maintain, this fee is higher than that paid by most investment companies that invest in U.S. equity securities. The fee is computed daily and payable monthly.


Shareholder Servicing and Administration

Bernstein has also entered into Shareholder Servicing and Administrative Agreements with the Fund on behalf of the Portfolios. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments and other matters. The fee paid by each Fixed-Income Portfolio for these services is at an annual rate of 0.10% of that Portfolio's average daily net assets, and the fee paid by the International Value Portfolio is at an annual rate of 0.25% of the Portfolio's average daily net assets.

    Each Portfolio is responsible for the payment of all of its expenses other than those expressly stated to be payable by Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements.

Distribution

Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements with the Fund.

Participating in Your Plan

The Fund is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

    You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

    Contributions, exchanges or distributions of the Fund's shares are effective when received in "good order" by Bernstein or its agents. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein or its agents.

    Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

--------------------------------------------------------------------------------
18  Sanford C. Bernstein Fund, Inc.

Before making an exchange, you should consider the following:

o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number which appears on the cover of this Prospectus for a copy.

o Exchanges are accepted by Bernstein only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.


Portfolio Transactions
And Brokerage

The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, the securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis (as securities in which the International Value Portfolio invest are generally traded), with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. Portfolio transactions that are effected on a transaction-charge basis may be effected through Bernstein, acting as agent and not as principal, provided, among other things, that any transaction charges, fees or other remuneration received by Bernstein are reasonable and fair compared to the transaction charges, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In some cases, a Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions when a Portfolio engages in purchase or sale transactions with another mutual fund.


    Although the objectives of the other accounts to which the Manager provides investment advice may differ from those of each of the Portfolios, it is possible that, at times, identical securities are acceptable for one or more of the Portfolios and one or more of such accounts. If the purchase or sale of securities is consistent with the investment policies of one or more of the Portfolios and one or more of the accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts and the Portfolios in a manner deemed equitable by the Manager. Where securities are allocated among Fund Portfolios and private accounts, the Manager may use the average price at which the securities were purchased or sold.


    Neither of the Fixed-Income Portfolios anticipates a portfolio turnover rate in excess of 300%. The International Value Portfolio anticipates a portfolio turnover rate of less than 100%. A turnover rate of 100% would occur, for example, if all the securities held by a Portfolio were replaced in a period of one year. A portfolio's turnover rate is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater transaction costs, which are borne directly by the Portfolio, and may also result in the realization of substantial net short-term capital gains, taxable at ordinary income tax rates to non-tax-exempt investors.

Net Asset Value


The net asset value of each Portfolio is computed as of the close of regular trading of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time). Purchase and redemption orders are accepted by the Fund on each business day, with the exception of Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Portfolio is the net worth of the Portfolio (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. The value of each security for which readily available market quotations exist is based on the most recent sale, the most recent available bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in net asset value either on the date the security

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  19
goes ex-dividend or the date the Manager becomes aware of them, whichever is later; corporate actions of foreign issuers are reflected in net asset value on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.


Dividends, Distributions and Taxes

The Fixed-Income Portfolios intend to declare dividends daily and to pay them monthly. The International Value Portfolio intends to declare and pay dividends at least annually, generally in December. Capital-gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

    Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to shareholders.

    If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital-gains distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

    Dividends and interest received by the International Value Portfolio may be subject to foreign tax and withholding. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by the Portfolio.

    If the International Value Portfolio qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for United States income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders.

Description of Shares

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

    Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.



    Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. The Directors have been elected at the initial meeting of the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


Performance

Each of the Portfolios may, from time to time, advertise yield, average annual total return and unannualized average total return. Yield is a measure of a Portfolio's income; it does not measure changes in the net asset value of the Portfolio's shares. Average annual total return reflects all elements of return, including income, expenses and changes in the value of the principal. Yield and average annual total return are based on historical results and are not intended to indicate future performance.

    The yield of a Portfolio is calculated by dividing the Portfolio's net investment income per share during a specified month by the maximum offering price per share on the last day of the month and annualizing it. Yield is calculated in accordance with accounting methods prescribed by the Commission. Because the yield accounting methods differ from the methods used for tax and financial accounting purposes, a Portfolio's yield may not be

--------------------------------------------------------------------------------
20  Sanford C. Bernstein Fund, Inc.

comparable to the dividends paid to a shareholder or the net investment income reported in the Portfolio's financial statements. The calculation of yield takes into account all fees and expenses. The average annual total return of a Portfolio is computed by finding the average annual compounded rate of return since the commencement of the Portfolio's operations based on an initial investment of $1,000 as compared to the ending redeemable value, assuming that all dividends and distributions were reinvested. The calculation of average annual total return takes into account all fees and expenses. The unannualized average total return of a Portfolio for a period is calculated by dividing the value of an investment at the end of the period, assuming all dividends and distributions were reinvested, by the value of the investment at the beginning of the period. The Fund may use an independent service to calculate yield and/or performance data of any or all Portfolios at such times and to such extent as the Manager deems appropriate. For further information and a description of the method by which yield average annual total return and unannualized average total return are calculated, see "Performance" in the SAI.


Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Fund and in that capacity holds the cash and other assets for each Portfolio in the Fund and maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Foreign securities and foreign currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent for the Portfolios and in that capacity maintains certain records pursuant to an agreement with the Fund.

Independent Accountants
And Legal Counsel

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the independent accountants to audit the annual financial statements of each Portfolio of the Fund. Price Waterhouse LLP also has been the independent accountants of the investment performance statistics of Bernstein's separately managed accounts since 1978.

    Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, has been selected as legal counsel to the Fund. Shereff, Friedman, Hoffman & Goodman LLP and partners of that firm have been legal counsel to Bernstein since 1967, when Bernstein was organized.

--------------------------------------------------------------------------------
                                                Prospectus--January 31, 1997  21
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January 31, 1997

Bernstein Short Duration Plus

Bernstein Intermediate Duration

Bernstein International Value


PROSPECTUS

Sanford C. Bernstein Fund, Inc.
767 Fifth Avenue
New York, NY  10153
212-756-4097


Table of Contents
Fee Table                                                 2
Financial Highlights                                      3
The Fund.                                                 6
Investment Objectives and Policies
Of the Portfolios                                         6
Investment Objectives and Policies
Of the Fixed-Income Portfolios                            6
    o   Bernstein Short Duration Plus Portfolio           7
    o   Bernstein Intermediate Duration Portfolio         7
Investment Objectives and Policies Of the
Bernstein International Value Portfolio.                  8
Investments                                               9
Special Investment Techniques                            13
Management Of the Portfolios                             17
Directors and Officers.                                  17
The Manager                                              18
Participating in Your Plan                               18
Portfolio Transactions and Brokerage                     19
Net Asset Value                                          19
Dividends, Distributions and Taxes                       20
Description of Shares                                    20
Performance                                              20
Custodian and Transfer Agent                             21
Independent Accountants and Legal Counsel                21

                        SANFORD C. BERNSTEIN FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 756-4097


                      Statement of Additional Information
                                January 31, 1997


        Sanford C. Bernstein Fund, Inc. (the "Fund") is an open-end management investment company. This Statement of Additional Information relates to eleven of the Fund's series of shares (the "Portfolios"), each with its own investment objectives.


        This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated January 31, 1997, which may be obtained by writing to or telephoning the Fund at the above address or telephone number.


                                                              Cross Reference to
                                                                   Page in
                                                                   Regular
                                              Page                Prospectus
                                              ----            -----------------

Investment Objectives and Policies
Investment Restrictions
Directors and Officers and
   Principal Holders of Securities
Manager and Distributor
Net Asset Value
Portfolio Transactions and Brokerage
Purchase and Redemption of Shares
Taxes
Custodian, Transfer Agent,
   Independent Accountants and
   Financial Statements
Performance
Appendix

                       INVESTMENT OBJECTIVES AND POLICIES

        For a description of the objectives and policies of the Portfolios, see "Investment Objectives and Policies of the Portfolios" in the Fund's Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus. This Statement of Additional Information relates to the Fund's nine fixed-income Portfolios -- the Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Government Short Duration Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein New York Municipal Portfolio and Bernstein California Municipal Portfolio (the "Fixed-Income Portfolios") -- and the Fund's international equity Portfolios -- the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio.


Bank Obligations

        The Portfolios may invest in fixed-income obligations (including, but not limited to, certificates of deposit, time deposits and bankers' acceptances) of U.S. thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks (including U.S. branches of such banks).

        Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

        Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

        A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

        The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Fixed-Income Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by Bernstein to be of comparable quality.

Zero Coupon Securities

        The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Asset-Backed Securities


        The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.


Convertible Securities


        The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.



        The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.


Other Securities

        It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Special Investment Techniques

Options

        The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

        If a put is purchased for a Portfolio, the Portfolio may profit from a decline in the market value of the underlying security. If a call is purchased, a Portfolio may profit from a rise in the market value of the underlying security. To realize these profits, the purchased put or call must be sold prior to expiration or exercised. A Portfolio may also profit from an increase in the volatility assumption implicit in the market price of the purchased put or call. To realize this profit, the option must be sold prior to expiration. Any profit or loss realized from the sale of an option is equal to the sale price less the purchase cost and any transaction costs. Any profit or loss from the exercise of a call option is equal to the market value of the underlying security at the time of exercise less (i) the exercise price, (ii) the purchase cost of the option, and (iii) any transaction costs. Any profit or loss from the exercise of a put option is equal to the exercise price less (i) the market value of the underlying security at the time of exercise, (ii) the purchase cost of the option, and (iii) any transaction costs.

        Each Portfolio may write (i.e., sell short) covered put and call options on its portfolio securities. These options will generally be sold when the

Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

        By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the underlying securities, upon exercise of the option, to the purchaser of the option at a specified price (the "exercise price"). The purchaser of a call option has, for a specified period of time, the right, but not the obligation, to purchase the securities subject to the option at the exercise price. When a Portfolio writes a call option, the Portfolio loses the opportunity for gain from an increase in the price of the underlying securities beyond the exercise price of the option during the period that the option is open, but retains the risk that the price of the securities may decrease.

        By writing a put option, a Portfolio becomes obligated during the term of the option to purchase the underlying securities from the option purchaser, upon exercise of the option, at the exercise price. The purchaser of a put option has, for a specified period of time, the right, but not the obligation, to sell the securities subject to the option to the writer of the put at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities for more than the market price prevailing at the time of exercise.

        The Portfolios write only "covered" options. This means that so long as a Portfolio is obligated as the writer of a call option, it will (i) own the securities subject to the option; (ii) have an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio; (iii) hold a call option on the same security with an exercise price no higher than the exercise price of the call sold or, if higher, deposit and maintain the differential in cash, U.S. government securities or other liquid high-grade debt obligations ("liquid assets") in a segregated account with its Custodian; or (iv) deposit and maintain with its Custodian in a segregated account liquid assets having a value that, when added to any amounts deposited with, or on behalf of, a broker as margin, equals the market value of the instruments underlying the call. A Portfolio is considered "covered" with respect to a put it writes if, so long as it is obligated as the writer of a put, it (i) deposits and maintains with its Custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option; (ii) holds a put on the same security with an exercise price no lower than the exercise price of the put sold or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the instrument underlying the put option, (or, if an index, a portfolio representative of the index) at the same or a higher price than the strike price of the put or, if lower, the Portfolio deposits and maintains the differential in liquid assets in a segregated account with its Custodian.

          A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.


        In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter. The staff of the Securities and Exchange Commission currently takes the position that all options which are traded in the over-the-counter market are illiquid; if the staff amends its position, the Fund may, in accordance with the amended position, consider such options to be liquid.



        The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the Securities and Exchange Commission, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


        The staff of the Securities and Exchange Commission has taken the position that, in general, purchased dealer options and the assets used as cover for written dealer options are illiquid securities. However, a Portfolio may treat the securities it uses as cover for written dealer options as liquid, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the dealer option would be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


        Possible Risks Associated with Options Transactions. In considering the use of options, particular note should be taken of the following:

        (1) The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the expected price volatility of the underlying security and general market conditions.

        (2) A position in an exchange-traded option may be closed out only on an exchange which provides a market for options of the same series. The ability to establish and close out positions on the options exchanges is subject to the maintenance of a liquid market. There can be no assurance that a liquid market will exist for any option at any specific time. Although the Manager intends to purchase or write only those exchange-traded options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option and it is possible that, for some options, no market may exist. In such event, it might not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into closing transactions may result in losses.

        (3) Exchange-traded options generally have a continuous liquid market while dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the option. While the Portfolio will enter into dealer options only with dealers who are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to its expiration. Until the Portfolio, as the writer of a covered dealer option, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Portfolio provides substitute cover. In the event of insolvency of the dealer, the Portfolio may be unable to liquidate a dealer option and thereby release the securities used as cover for the option until expiration of the option.

        (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio may also save on transaction costs by purchasing such contracts rather than buying or selling individual securities.

        (5) All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers ("dealer options") meeting creditworthiness standards approved by the Fund's Board of Directors. While exchange-traded options are, in effect, guaranteed by the

Options Clearing Corporation, in the case of dealer options, a Portfolio relies on the dealer from which it purchases a dealer option to perform if the option is exercised. Thus, when a Portfolio purchases a dealer option, it relies on the dealer from which it purchases the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Futures Contracts and Options on Futures.

        The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.


        In connection with transactions in futures contracts and related short options, the Portfolio is required to deposit with its Custodian in a segregated account in the name of its futures commission merchant ("FCM") as "initial margin" a specified amount of cash and/or short-term U.S. government securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the FCM to reflect changes in the value of the futures contract or short option positions. In accordance with the current rules and regulations of the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed five percent of the liquidation value of the Portfolio.


        If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.

        The Portfolios' use of futures contracts will not result in leverage. The Portfolio will segregate liquid assets, such as cash, government securities or other high grade debt obligations, to cover its performance under such contracts, or will employ alternative cover (such as owning an offsetting position). Although the terms of futures contracts specify actual delivery or receipt of securities or cash, in most instances the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.


        Unlike a futures contract, which requires the parties to buy and sell a security or currency or make a cash settlement based on changes in a securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may sell the option or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract makes no daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The value of the option changes and is thus reflected in the net asset value of the Portfolio.

        Amounts equal to the initial margin and variation margin on any options on futures contracts sold by the Portfolios are paid by the Portfolio directly to the FCM or placed in a segregated account, in the name of the FCM, as currently required by the Investment Company Act and the Securities and Exchange Commission interpretations thereunder; in the future all such payments may be made directly to the FCM in accordance with forthcoming Commission interpretations.

        A Portfolio may write (i.e., sell short) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

        The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

        Possible Risks Associated with Futures Transactions. In considering the proposed use of futures contracts and related options, particular note should be taken of the following:

        (1) Successful use by the Portfolios of futures contracts and related options will depend in part upon the Manager's ability to assess the market's valuation of these instruments. There is, in addition, the risk that the movements in the price of a futures contract will not correlate with the movement in prices of any securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract which may or may not be completely offset by movements in the price of the securities which are the subject of the hedge.

        (2) The price of the futures contracts may not correlate perfectly with movements in the prices of any hedged securities. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all the participants in the futures market are subject to initial and variation margin deposit requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures market may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; this speculative activity in the futures market may also cause temporary price distortions. As a result, a correct evaluation of futures prices and trends may still not result in successful transactions through the use of futures contracts and options thereon over the short-term.

        (3) The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when desired. In the event of adverse price movements, the Portfolios would be required to continue to make daily cash payments of variation margin, except in the case of purchased options on futures contracts.


        (4) The hours of trading of financial futures contracts may not conform to the hours during which the Portfolios may trade securities. To the extent that one market closes before the other market, significant price and rate movements can take place that cannot be reflected in the correlating market on a day-to-day basis.

        (5) Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidations of positions and subject some traders to substantial losses. In such event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options).

        (6) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount, and the transaction costs, is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

        Foreign Currency Transactions

        The Portfolios may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities, including the following two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.


        Second, when the Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of its portfolio securities denominated in the latter foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, each of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, a Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and, if applicable, the interest thereon, and other assets denominated in that currency.

        At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

        As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

        The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


        Repurchase Agreements. The Portfolios may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the Portfolio purchases a security, and the seller agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The resale price reflects an agreed-upon rate of interest. Whenever a Portfolio enters into a repurchase agreement, the Portfolio's custodian obtains collateral having a value at least equal to the amount of the repurchase price, which includes accrued interest. The instruments held subject to repurchase are valued daily, and if the value of the instruments declines, the Portfolio will be entitled to additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.


        Equities and Warrants. The equity securities in which the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. Each such Portfolio may also invest in foreign securities directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other similar securities convertible into securities of foreign issuers without limitation. In some circumstances, the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may, in compliance with provisions of the Investment Company Act of 1940 ("1940 Act"), invest in the securities of investment companies that invest in foreign securities. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.


        Restricted Securities. Restricted securities can generally be sold in the U.S. in privately negotiated transactions or pursuant to some other exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

        The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.


        Industry Classification. In determining industry classifications, for each Portfolio other than the Bernstein Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Bernstein Emerging Markets Value Portfolio, the Portfolio relies primarily on the International Finance Corporation's ("IFC's") industry classification.



        Portfolio Turnover. During the one-year period ended September 30, 1996, the portfolio turnover rates for six Fixed-Income Portfolios decreased significantly as compared to the prior fiscal year. The turnover rate for the Bernstein Diversified Municipal Portfolio decreased from 42.55% for the year ended September 30, 1995 to 25.22% for the year ended September 30, 1996; the Bernstein California Municipal Portfolio decreased from 63.89% to 23.87% for the same period; the Bernstein New York Municipal Portfolio decreased from 44.84% to 26.19% for the same period; the Bernstein Short Duration California Municipal Portfolio decreased from 89.33% to 60.76% for the same period; and the Bernstein Short Duration New York Municipal Portfolio decreased from 112.15% to 55.81% for the same period. The portfolio turnover ratio for these municipal Fixed-Income Portfolios for fiscal year 1996 was lower because the Manager maintained a consistent portfolio strategy throughout the period with respect to security, sector and maturity. It is expected that there will be some change in portfolio strategy as a result of market movements in the coming fiscal year and, accordingly, an increase in portfolio turnover ratios for these municipal Fixed-Income Portfolios. The turnover rate for the Bernstein Intermediate Duration Portfolio decreased from 212.40% for the year ended September 30, 1995 to 141.04% for the year ended September 30, 1996. This reduction was due to limited opportunities in the mortgage and corporate sectors of the market; in fiscal year 1995 the Manager sold treasuries to purchase mortgage-related securities, but in fiscal year 1996 the Manager was less active in selling out of one sector to purchase into another sector.



        During the one-year period ended September 30, 1996, the portfolio turnover rates for two of the Fixed Income Portfolios increased significantly as compared to the prior fiscal year. The turnover rate for the Bernstein Short Duration Plus Portfolio increased from 61.03% for the year ended September 30, 1995 to 169.96% for the year ended September 30, 1996; and the Bernstein Government Short Duration Portfolio increased from 49.34% to 155.29% over the same period. The high portfolio turnover rate in the Bernstein Short Duration Plus Portfolio and the Bernstein Government Short Duration Portfolio in fiscal year 1996 was mainly attributable to the Manager's change in yield curve strategy; the Manager sold longer-term and short-term securities and concentrated the portfolio in one to two year securities. This was primarily due to a reversion of the yield curve to a more normal shape.



        The Bernstein Emerging Markets Value Portfolio anticipates that there will be an increase in its portfolio turnover ratio from that reported for the fiscal year ended September 30, 1996. Since the Portfolio commenced operations in fiscal year 1996, the portfolio turnover ratio was unusually low as cash from new investors was used for the initial investment of the Portfolio.


        Special Considerations Relating to Investment in New York Municipal Securities


        Because the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities. The following information concerning the State's economic background is contained in an Annual Information Statement of the State of New York dated July 26, 1996, which is part of an Official Statement dated July 15, 1996 relating to the sale of $75,630,000 State of New York General Obligation Bonds and the Update to Annual Information Statement of the State of New York dated October 29, 1996 issued by the State of New York.

        New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



        During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1987 through 1995, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



        The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.



        In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



        The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, an adverse judgment in legal proceedings against the State could exceed amounts reserved in the 1996-97 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.



        On August 13, 1996, the State Comptroller released a report entitled "The 1996-97 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.



        Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the State Financial Plan.

        One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect recent economic events, it is possible that an increase in interest rates or the impact of cost-cutting measures in the health care industry could produce slower economic growth and a deterioration in State receipts. On the other hand, the national or State economy (particularly the financial sector) may continue to perform better than projected, which could produce beneficial short-term results in State receipts.



        An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.



        Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. For purposes hereof, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1995, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $73.45 billion.


        There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

        In addition, State legislation authorizes several financing techniques for public authorities and there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance.


        Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Mass Transit Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services. State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority (the "TBTA"), the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.



        There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

        The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


        The fiscal health of the State may also be impacted by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.




        In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates.

        The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.



        Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.



        From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

        Special Considerations Relating to Investment in California Municipal Securities


        Because the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the ability of issuers of California Municipal Securities to pay interest and principal on municipal securities. The following information concerning the State's economic background is contained in an official statement dated November 1, 1996, which was issued in connection with the sale of $500 million of California Various Purpose General Obligation Bonds.



        California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1995 population of approximately 32.1 million represented over 12 percent of the total United States population.



        State Appropriations Limit. Article XIII B of the California State Constitution prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds. Not included in the
Article XIII B Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

        The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.


        Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.

        Recent Fiscal Year Financial Results


        Fiscal Years Prior to 1995-96



        The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. A recession began in mid-1990, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

        As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1993-94, including:

        o   significant cuts in health and welfare program expenditures;

        o transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

        o transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;

        o reduction in growth of support for higher education programs, coupled with increases in student fees;

        o maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupil;

        o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;


        o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and


        o   various one-time adjustments and accounting changes.



Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.


        Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.



        During the past several years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants issued in July, 1994 and maturing on April 25, 1996.



1995-96 Fiscal Year



        With strengthening revenues and reduced caseload growth based on an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase.



        The Department of Finance's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996 (the "May Revision"), updated the projections for the 1995-96 Fiscal Year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's.

1996-97 Fiscal Year



        The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997.



        The following are principal features of the 1996-97 Budget Act:



        1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels.



        2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.



        3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.



        4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.



        5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.



        6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.



        Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provision denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.



        The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the LAW. The California State Plan is to be submitted in time to allow grant reductions to implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.



        A preliminary analysis of the Law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to makeup for cuts in federal aid, provide more aid to counties, or cuts some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.



        The following information is contained in a Preliminary Official Statement dated December 6, 1996 in connection with the sale of $306,815,000 County of Alameda 1996 Taxable Pension Obligation Bonds, Series B. On November 5, 1996, California voters approved the Right to Vote on Taxes Act ("Proposition 218") which requires voter approval for the imposition, extension or increase of taxes by a local government. Proposition 218 also provides that any general tax imposed without voter approval by any local government on or after January 1, 1995 will continue to be imposed only if approved by a majority vote. Proposition 218 also extends to reducing or repealing local property-related taxes regardless of the date such taxes were imposed. This extension of the initiative power is not limited by the terms of Proposition 218 to impositions after November 6, 1996 and could result in retroactive reduction in any existing taxes, assessments, fees and charges. Proposition 218 could substantially restrict the ability of California localities to raise future revenues, and could subject their existing sources of revenue to reduction or repeal, and increase their costs to hold elections, calculate fees and assessments, notify the public and defend fees and assessments in court.



        Special Considerations Relating to Risk Factors for the Bernstein Emerging Markets Value Portfolio

        Investing in securities of companies in emerging markets countries entails greater risks than investing in equity securities in developed markets. In addition to the risks set forth in the Prospectus, the risks include the following:



        Investment restrictions. Some emerging markets countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging markets countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging markets countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging markets countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.




        Theft or loss of assets. Security settlement and clearance procedures in some emerging markets countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbate the risks in certain emerging markets countries. The Fund's Custodial Agreement provides that the custodian will not be liable to the Portfolio or its shareholders for such losses incurred by the Portfolio in connection with any action taken by the Custodian in the performance of its duties in good faith without negligence. The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.



        Settlement and Brokerage Practices: Brokerage commissions, custodial services, and other costs relating to investment in emerging markets countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.



        Less sophisticated regulatory and legal framework. In emerging markets countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.




        The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging markets countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.



        Less accurate information on companies and markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.



        Below Investment-Grade Bonds. Much emerging markets debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

        While Bernstein may refer to ratings issued by internationally recognized rating agencies, when available, Bernstein may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon Bernstein's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.



        The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.



        The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                            INVESTMENT RESTRICTIONS


        All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios.


SHORT DURATION MUNICIPAL PORTFOLIOS' INVESTMENT RESTRICTIONS

        None of the Bernstein Short Duration California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio or the Bernstein Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

        1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

        2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

        3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

        4) Issue senior securities, except as permitted under the 1940 Act;

        5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

        6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate,

and securities of companies which invest and deal in real estate;

        7) Purchase oil, gas or other mineral interests;

        8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

        9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

        10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

        11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Bernstein Short Duration California Municipal Portfolio and the Bernstein Short Duration New York Municipal Portfolio;

        12) Make investments for the purpose of exercising control or management.

        The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

        1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets.


        2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;



        3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and



        4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        FIXED-INCOME PORTFOLIOS' (OTHER THAN THE SHORT DURATION MUNICIPAL PORTFOLIOS') INVESTMENT RESTRICTIONS

        None of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio, the Bernstein California Municipal Portfolio, or the Bernstein Intermediate Duration Portfolio, will, except as otherwise provided herein:

        1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

        2) Make short sales of securities or maintain a short position;

        3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

        4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

        5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

        6) Purchase oil, gas or other mineral interests;

        7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

        8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

        9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

        10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

        11) Purchase any security if, as a result, the Portfolio would then have more than 10% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

        12) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

        13) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the Bernstein California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

        14) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the Bernstein New York Municipal Portfolio or the Bernstein California Municipal Portfolio.);

        15) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

        16) Make investments for the purpose of exercising control or management;

        17) Invest in securities of other registered investment companies;

        18) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.



        In addition, as a non-fundamental policy, no Fixed-Income Portfolio (other than the Short Duration Municipal Portfolios) of the Fund will invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INTERNATIONAL VALUE PORTFOLIO'S INVESTMENT RESTRICTIONS

        The International Value Portfolio may not, except as otherwise provided herein:

        1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

        2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

        3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

        4) Issue senior securities, except as permitted under the 1940 Act;

        5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

        6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

        7) Purchase oil, gas or other mineral interests;

        8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

        9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

        10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

        11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

        12) Make investments for the purpose of exercising control or management;

        The following investment limitations are not fundamental, and may be changed without shareholder approval. The International Value Portfolio has not and currently does not intend to:

        1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;


        2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;





        3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;



        4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.



BERNSTEIN EMERGING MARKETS VALUE PORTFOLIO'S INVESTMENT RESTRICTIONS



        The Bernstein Emerging Markets Value Portfolio may not, except as otherwise provided herein:



        1)  Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transaction;



        2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;



        3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.



        4)  Issue senior securities, except as permitted under the 1940 Act;



        5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;



        6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;



        7)  Purchase oil, gas or other mineral interests;

        8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;



        9)  Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;



        10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);



        11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;



        12) Make investments for the purpose of exercising control or management;



        The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:



        1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;



        2)  Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule

            144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;



        3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;



        4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


                           DIRECTORS AND OFFICERS AND
                        PRINCIPAL HOLDERS OF SECURITIES


        The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.



NAME AND                  POSITION WITH             PRINCIPAL OCCUPATION
ADDRESS                   THE FUND                  DURING PAST FIVE YEARS
Roger Hertog*             President,                1993-Present: President, Chief Operating Officer and
767 Fifth Avenue          Treasurer,                Director-Bernstein
New York, NY  10153       Director                  Previously: Executive Vice President and Director-
                                                    Bernstein

Andrew S. Adelson*        Senior Vice President,    Senior Vice President, Chief Investment Officer-
767 Fifth Avenue          Director                  International and Director-Bernstein
New York, NY 10153

Arthur Aeder              Director                  1987-Present: Consultant;
20 West 55th Street                                 Formerly Senior Partner of Oppenheim, Appel
New York, NY  10019                                 Dixon & Co. (subsequently Spicer & Oppenheim)
                                                    Certified Public Accountants, and Chairman of
                                                    Spicer & Oppenheim International

Peter L. Bernstein**      Director                  President & Chief Executive Officer of Peter L.
575 Madison Avenue                                  Bernstein, Inc., Economic Consultants
Suite 1006
New York, NY  10022

William Kristol           Director                  6/95-Present: Editor and Publisher, The Weekly
1150 17th Street, N.W.                              Standard; 11/93-5/95: Chairman, Project for the
5th Floor                                           Republican Future; 1/93-11/93: Director, The
Washington, D.C.  20036                             Bradley Project on the 90's; 5/89-1/93: Chief of
                                                    Staff to the Vice President, The White House

Theodore Levitt           Director                  Professor Emeritus of Business Administration,
Harvard Business School                             Harvard University
Cumnock 300                                         1985-1989: Editor, Harvard Business Review
Boston, MA  02163

Francis H. Trainer, Jr.   Senior Vice President     Senior Vice President, Director-Fixed Income
767 Fifth Avenue                                    Investments and Director-Bernstein
New York, NY  10153

Jean Margo Reid           Secretary                 1997: Vice President and General Counsel-Bernstein
767 Fifth Avenue                                    Previously: Vice President and Associate General
New York, NY  10153                                 Counsel-Bernstein


*   An "interested person" of the Fund, as defined in the 1940 Act.

**  Not related to Zalman C. Bernstein, Chairman of the Executive
    Committee-Bernstein.


        The officers conduct and supervise the daily business operations of the

Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.



        The Fund paid each of the four directors who is not an affiliated person of Bernstein, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $33,750 for the fiscal year ended September 30, 1996. Officers receive no direct remuneration in such capacity from the Fund. The directors may also appoint committees of directors. Directors who are not affiliated persons of Bernstein serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

        The directors have been elected by the public shareholders of the Fund, except for Mr. Kristol and Mr. Adelson, who were elected by the other Directors. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.



        On January 2, 1997, directors and officers of the Fund, as a group, owned beneficially 143,972.031 shares of the Bernstein Government Short Duration Portfolio, being 1.3496% of such Portfolio. On January 2, 1997, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of Bernstein Short Duration California Municipal Portfolio, Bernstein Short Duration New York Municipal Portfolio, Bernstein Short Duration Diversified Municipal Portfolio, Bernstein Short Duration Plus Portfolio, Bernstein New York Municipal Portfolio, Bernstein California Municipal Portfolio, Bernstein Diversified Municipal Portfolio, Bernstein Intermediate Duration Portfolio, Bernstein International Value Portfolio and Bernstein Emerging Markets Value Portfolio.


                            MANAGER AND DISTRIBUTOR



        Manager. Bernstein, 767 Fifth Avenue, New York, New York 10153, has entered into Management Agreements with the Fund, on behalf of each of the Portfolios, under which Bernstein acts as investment adviser for each of the Portfolios. Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Brine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders, and Francis H. Trainer, Jr. Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Bernstein manages the investment of each Portfolio's assets. Bernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of the Manager are not exclusive under the terms of the Management Agreements. Bernstein is free to render similar services to others.


        Bernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by Bernstein under the Management Agreements may be furnished through the medium of any such directors, officers or employees of Bernstein. In connection with the provision of its services under the Management Agreements, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with Bernstein.

        Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by the International Value Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $2 billion and at an annual rate of .90 of 1% of that Portfolio's average daily net assets that exceed $2 billion. The fee is computed daily and paid monthly. The fee paid by the Bernstein Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets, except that, during the first two years of operations of the Bernstein Emerging Markets Value Portfolio, the Bernstein Emerging Markets Value Portfolio will not pay any portion of the fee that, together with the other operating expenses of the Portfolio (excluding interest, taxes, brokerage commissions, and extraordinary expenses, but including fees payable to Bernstein under the Shareholder Servicing and Administrative Agreement described below), exceeds the rate of 2% per annum of the Portfolio's average daily net assets. The term "the first full two years of operation" means the period ending December 31, 1997. The fee is computed daily and paid monthly. For the fiscal years ended September 30, 1994, 1995 and 1996, the investment management fees accrued or paid to Bernstein pursuant to the Management

Agreements were, respectively, $22,165,266, $30,738,193 and $44,743,986.


        The Management Agreements provide that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreements.

        In addition to the Management Agreements, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Bernstein. Pursuant to these Agreements, Bernstein pays all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Bernstein also pays the costs of office facilities and of clerical and administrative services which are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. Bernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Bernstein's duties in this regard may be delegated. The shareholder servicing that will be provided by Bernstein or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. For the fiscal years ended September 30, 1994, 1995 and 1996, the fees accrued or paid to Bernstein pursuant to the Shareholder Servicing and Administrative Agreements were $4,906,167, $6,964,714 and $10,438,251, respectively.


        Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Bernstein under the Management Agreements and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Bernstein; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent accountants; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

        The Management Agreements provide that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, or if the Manager shall change its name to delete the reference to Sanford C. Bernstein, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein as to any such Portfolio and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

        The Management Agreements provide that they will terminate automatically if assigned and that they may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreements also provide that they will continue for more than two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

        Distributor. Bernstein acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                NET ASSET VALUE


        The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange and national bank holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. Because the investment securities of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio are traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may be significantly affected on days when no net asset values are calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


        The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. Both the International Value Portfolio and the Bernstein Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


        For the fiscal year ended September 30, 1996, the Fund paid total brokerage commissions of $6,044,134, of which $56,956 or .9423% was paid to Bernstein for effecting 1.1525% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. The increase in transaction charges in 1996 was primarily attributable to the growth in net assets of the Bernstein International Value Portfolio and the commencement of the Bernstein Emerging Markets Value Portfolio; the net assets for the Bernstein International Value Portfolio went from $1,996,111,905 at the end of fiscal year 1995 to $3,131,258,261 at the end of fiscal year 1996 and the net assets for the Bernstein Emerging Markets Value Portfolio went up from $0 at the end of fiscal year 1995 to $273,924,132 at the end of fiscal year 1996. The Fund paid aggregate brokerage commissions of $3,155,636 and $3,587,366 during the fiscal years ended September 30, 1994 and 1995, respectively. Of the $3,155,636 in brokerage commissions paid by the Fund in fiscal year 1994, $1,191 or .04% was paid to Bernstein for effecting .0297% of the aggregate dollar amount of transactions on which the Fund paid commissions. Of the $3,587,366 in brokerage commissions paid by the Fund in fiscal year 1995, none was paid to Bernstein for effecting transactions.



        At September 30, 1996, the Bernstein Short Duration Plus Portfolio owned $838,401 of Lehman Brothers, Inc. 9.50% Senior Subordinated Notes; $4,470,392 of Lehman Brothers Holdings, Inc. 5.75% Notes; and $2,522,500 of Salomon, Inc. 8.36% Medium-Term Notes. The Bernstein Intermediate Duration Portfolio owned $4,576,540 of Lehman Brothers Holdings, Inc. 8.375% Notes; $1,042,889 of Lehman Brothers Inc. 9.50% Senior Subordinated Notes; $1,679,495 of Lehman Brothers Inc. 10.00% Senior Subordinated Notes; and $4,298,340 of Salomon Inc. 8.36% Medium-Term Notes. Lehman Brothers Holdings, Inc. is the parent corporation of Lehman Brothers, Inc., which is the parent corporation of Lehman Commercial Paper Inc., which is the parent corporation of Lehman Government Securities, Inc.; Lehman Brothers, Inc., Lehman Government Securities, Inc. and Salomon Inc. are three of the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

             Effecting Transactions for the Fixed-Income Portfolios

        The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager.



 Effecting Transactions for the Bernstein International Value Portfolio and the
                   Bernstein Emerging Markets Value Portfolio



        In effecting a security transaction for the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with
Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.


        Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends from both a domestic and international perspective. Research services may be received in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for investment management clients, to prepare research reports that are provided to institutional brokerage clients for which Bernstein executes trades and for non-research purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for its institutional brokerage clients and/or for non-research purposes, as the case may be, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

        The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

        Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. The Manager doesn't commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services.

        Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                       PURCHASE AND REDEMPTION OF SHARES


        Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Bernstein Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Bernstein Emerging Markets Value Portfolio) and a portfolio transaction fee on redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Bernstein Emerging Markets Value Portfolio for shares of other Fund portfolios).


        The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

                                     TAXES



        Each Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Internal Revenue Code of 1986 (the "Code") requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital and foreign currency gains, determined, in general, on an October 31 year-end. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital gains distributions annually. The policy for both the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital gains distributions annually. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior periods are offset against capital gains.


        Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held by it for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

        The Portfolios each intend to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities (excluding losses), or foreign currencies, and certain other related income (the "90% test"); (ii) derive less than 30% of its gross income, excluding losses, from the sale or other disposition of (a) securities; (b) options, futures, forward contracts (other than options, futures, or forward contracts on foreign securities); or (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities, held less than three months (the "30% test"); and (iii) diversify its holdings so that, at the end of each fiscal quarter, (a) 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in such securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

        The 30% test affects the Portfolios' ability to engage in options and futures transactions. The Portfolios may be deterred from entering into options or futures transactions which might result in a Portfolio realizing gains of a term of less than three months.

        Currently, distributions of net investment income and net capital gains are taxable to the shareholder, subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

        The Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and New York State and local individual income tax purposes to the extent that their income is derived from New York State Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio provide income which is tax-free (except for alternative minimum taxes) for federal and California personal income tax purposes to the extent that their income is derived from California Municipal Securities or securities issued by possessions of the United States. The Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio provide income which is tax-free for federal individual income tax purposes (except for the alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of their income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Bernstein Short Duration New York Municipal Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Short Duration California Municipal Portfolio, the Bernstein California Municipal Portfolio, the Bernstein Short Duration Diversified Municipal Portfolio, and the Bernstein Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of each Portfolio's total assets consist of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax adviser about the status of distributions from the Portfolios in their individual states or localities.

        The Code includes special rules applicable to forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward contracts, options, or futures contracts (discussed below), is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending October 31) generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked to market").

        Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

        The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

        The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio requested a private-letter ruling from the Internal Revenue Service to the effect that (i) gains realized upon the sale or other disposition of options, futures contracts or options on futures contracts, on securities or on certain securities indices, including gains which are recognized as the result of a Section 1256 contract being marked to market, are treated as gains from the sale or other disposition of securities for purposes of the 90% test; (ii) gains realized as the result of a Section 1256 contract being marked to market are not considered gains from the sale or other disposition of stock or securities held for less than three months for purposes of the 30% test, and (iii) for purposes of the diversification requirements, (a) options, futures contracts and options on futures contracts on U.S. Government securities are treated as issued by the issuer of the securities and (b)

options, futures contracts and options on futures contracts on a securities index, including a municipal bond index, will be treated as issued proportionately by the issuers of the securities underlying the securities index irrespective of whether the index is broadly based or narrowly based. The Fund received the ruling requested as to (i) above; there can be no assurance that the requested private-letter ruling as to items (ii) and (iii) will be obtained. In the event that the Fund does not receive the private-letter ruling, the Portfolios' ability to engage in the latter described transactions may be limited.

        The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also requested a private-letter ruling from the Internal Revenue Service to the effect that certain securities, including GNMA Certificates and FNMA Certificates are treated as government securities for purposes of the diversification requirements under Section 851(b)(4) of the Internal Revenue Code of 1986. The Fund received the requested ruling, except as to FHLMC Participation Certificates and securities of the Financing Corporation; there can be no assurance that the requested private-letter ruling will be obtained as to these securities. In the event the Fund receives an adverse ruling, the Portfolios' investment in the latter securities may have to be limited because of the diversification requirements under Section 851 of the Internal Revenue Code.

        The Fund, on behalf of the Bernstein Government Short Duration Portfolio, the Bernstein Short Duration Plus Portfolio, the Bernstein New York Municipal Portfolio, the Bernstein Diversified Municipal Portfolio and the Bernstein Intermediate Duration Portfolio, has also received a private-letter ruling from the Internal Revenue Service to the effect that a Portfolio which holds a U.S. government security and enters into certain transactions involving options and futures contracts is treated as having made a designated hedge, with the result that the gains and losses on the U.S. government security and the futures contract or option will be netted for purposes of the 30% test.

        The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.


        Under Code Section 988, foreign currency gains or losses from forward contracts and futures contracts that are not "regulated futures contracts", and from unlisted options will generally be treated as ordinary income or ordinary loss. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.


        If the Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio qualify as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of each of the Portfolio's total assets at the close of its fiscal year consist of stocks or securities of foreign corporations, the Portfolios may elect for United States income tax purposes to treat foreign income taxes paid by each as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a United States federal income tax deduction or as foreign tax credits against their United States federal income taxes. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income taxes will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit and the deduction for foreign taxes may be claimed.


        Generally, a credit for foreign taxes may not exceed the United States shareholder's U.S. tax attributable to its foreign source taxable income. Generally, also, the source of the Portfolio's income flows through to its holders. Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income," which includes foreign source dividends, interest and capital gains. As a result of these rules, certain United States shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio.


        The Bernstein International Value Portfolio and the Bernstein Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Portfolios held the PFIC stock. The Portfolios themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Portfolios' holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Portfolios distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. The balance of the PFIC income will be included in the Portfolios' investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolios may be able to elect alternative tax treatment with respect to PFIC stock. Under an election which may be available, the Portfolios would be required to include in income each year their pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolios; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Other elections may become available that would affect the tax treatment of PFIC stock held by the Portfolios.


        Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gains income from the accounts of certain shareholders who provide either an incorrect tax identification number or no number at all or who do not provide certain required certifications.

        A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisers regarding application of these withholding rules.

        The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisers to determine the effect of investments in the Portfolios upon their individual tax situations.

             CUSTODIAN, TRANSFER AGENT, INDEPENDENT ACCOUNTANTS AND
                              FINANCIAL STATEMENTS

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

        Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. A copy of the Annual Report and the Schedules of Investments with respect to each Portfolio accompany this Statement of Additional Information. The following financial statements and the report of the independent accountants with respect to each Portfolio are incorporated by reference into this Statement of Additional Information:

                                                                                 Annual Report Page
                                                                                 ------------------
Statement of Assets and Liabilities, September 30, 1996                                 12-13

Statements of Operations for the Year Ended September 30, 1996                          14-16

Statements of Changes in Net Assets, Year Ended September 30, 1996 and Year
Ended September 30, 1995(or as applicable)                                              17-19

Financial Highlights for the periods ended September 30, 1996; September 30,
1995; September 30, 1994; September 30, 1993;
and September 30, 1992 (or as applicable)                                               20-25

Notes to Financial Statements, September 30, 1996                                       26-32

Schedule of Investments-Taxable Bond Portfolios, dated                            Separate Insert to
September 30, 1996 and Report of Independent Accountants                             Annual Report
with respect to such Portfolios dated November 15, 1996

Schedule of Investments-Municipal Bond Portfolios, dated September 30, 1996 and   Separate Insert to
Auditor's Letter with respect to such Portfolios dated November 15, 1996             Annual Report

Schedule of Investments - Stock Portfolios, dated September 30, 1996 and          Separate Insert to
Auditor's Letter with respect to such Portfolios dated November 15, 1996             Annual Report


                                  PERFORMANCE

        Each of the Portfolios may, from time to time, advertise yield, average annual total return, and aggregate total return. (See "Performance" in the Prospectus.)


        For the thirty-day period ending September 30, 1996, yields for the Fixed-Income Portfolios were as follows: Government Short Duration Portfolio - 5.51%; Short Duration Plus Portfolio 5.55%; Intermediate Duration Portfolio - 6.13%; New York Municipal Portfolio - 4.35%; California Municipal Portfolio - 4.20%; Diversified Municipal Portfolio - 4.32%; Short Duration California Municipal - 3.63%; Short Duration

Diversified Portfolio - 3.74%; and Short Duration New York Municipal Portfolio - 3.61%.


        Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                                      6
                Yield =  2 [( a-b + 1)- 1]
                              ---
                              cd

Where:

        a  = total interest and dividends earned during the month;

        b  = total expenses accrued during the month (net of reimbursements);

        c = the average daily number of shares outstanding during the month that were entitled to receive dividends; and

        d  = the maximum offering price per share on the last day of the month.

        The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

        For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

        For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

        Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


        For the thirty-day period ending September 30, 1996, tax-equivalent yield for the Government Short Duration Portfolio was 6.1%, assuming a combined state and local tax of 10% and reflecting that 0.7% of the income was estimated to be subject to state and local taxes. Tax-equivalent yield for the New York Municipal Portfolio at September 30, 1996 was 8.1%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.6% and reflecting that 1.2% of the income was estimated to be subject to federal taxes and 0.7% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 1996 was 7.5%, assuming an investor was subject to a combined federal and state tax rate of 45.2% and reflecting that 4.5% of the income was estimated to be subject to federal taxes and 2.9% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 1996 was 7.1%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 0.3% of the income was estimated to be subject to federal taxes.



        Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 1996 was 6.4%, assuming an investor was subject to a combined federal, state and New York City tax rate of 46.6% and reflecting that 12.4% of the income was estimated to be subject to federal taxes and 1.2% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 1996 was 6.1%, assuming an investor was subject to a combined federal and state tax rate of 45.2% and reflecting that 20.6% of the income was estimated to be subject to federal taxes and 0.9% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 1996 was 6.1%, assuming an investor was subject to federal tax rate of 39.6% and reflecting that 2% of the income was estimated to be subject to federal taxes.


        Tax-equivalent yield for the Bernstein Short Duration New York Municipal Portfolio and the Bernstein New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

        Tax-equivalent Yield     =     a     +      c     +     e    +    g
                                      ---          ---         ---
                                      1-b          1-d         1-f

Where:

        a  = the portion of the yield which is exempt from federal and New York
             State and local income taxation;

        b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

        c  = the portion of the yield which is exempt from federal, but not New
             York State and local income taxation;

        d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

        e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

        f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

        g  = the portion of the yield which is not exempt from federal, New York
             State or local income taxation.


        Tax-equivalent yield for the Bernstein Short Duration California Municipal Portfolio and the Bernstein California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

        Tax-equivalent Yield     =     a     +      c     +     e    +    g
                                      ---          ---         ---
                                      1-b          1-d         1-f

Where:

        a = the portion of the yield which is exempt from federal and California personal income taxation;

        b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

        c = the portion of the yield which is exempt from federal, but not California personal income taxation;

        d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

        e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

        f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

        g = the portion of the yield which is not exempt from federal or California personal income taxation.

        Tax-equivalent yield for the Bernstein Short Duration Diversified Municipal Portfolio and the Bernstein Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and
(ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

        Tax-equivalent Yield     =     h     +     j
                                      ---
                                      1-i

Where:

        h  = the portion of the yield which is exempt from federal taxes;

        i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

        j = the portion of the yield which is not exempt from federal income taxation.

        Tax-equivalent yield for the Bernstein Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

        Tax-equivalent Yield     =     a     +     c
                                      ---
                                      1-b

Where:

        a = the portion of the yield which is exempt from state and local, but not federal, income taxation;

        b = the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

        c = the portion of the yield which is not exempt from federal or state and local income taxation.


        The average annual total returns for (1) the Portfolios from their inception until September 30, 1996; (2) the Portfolios for the one year period ended September 30, 1996; and (3) the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) for the five year period ended September 30, 1996, were as follows:



                                           Period      Average Annual
                                            Since       Total Return        One Year        Five Year
Portfolio                                 Inception   Since Inception     Total Return    Total Return
---------                                 ----------  ----------------    ------------    -------------
                                                             %                 %               %
Government Short Duration Portfolio       7.74 years        6.73              4.76            5.33
Short Duration Plus Portfolio             7.80 years        7.10              5.54            5.79
Intermediate Duration Portfolio           7.70 years        8.76              5.05            7.59
New York Municipal Portfolio              7.72 years        6.69              4.31            6.049
California Municipal Portfolio            6.15 years        6.52              4.60            5.94
Diversified Municipal Portfolio           7.72 years        6.58              4.38            5.98
International Value Portfolio             4.27 years       11.63             15.83            N/A
Short Duration New York Municipal         2.16 years        4.40              3.53            N/A
Short Duration California Municipal       2.16 years        4.549             3.50            N/A
Short Duration Diversified Municipal      2.16 years        4.62              3.68            N/A
Emerging Markets Value Portfolio          0.79 years        6.05              N/A             N/A


        The average annual total return for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

        Average Annual Total Return     =        ERV         1/n     -      1
                                                -----
                                                  P

Where:

        P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;


       ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

        n  = number of years (1, 5, 10 or the life of the Fund).

        The above calculations reflect all fees and expenses charged to the Portfolios.

        The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 1995 was as follows:


                                                     Period       Aggregate
                                                      Since         Total
Portfolio                                           Inception       Return
---------                                           ---------      --------
Government Short Duration Portfolio                 7.74 years      65.60
Short Duration Plus Portfolio                       7.80 years      70.81
Intermediate Duration Portfolio                     7.70 years      91.00
New York Municipal Portfolio                        7.72 years      64.99
California Municipal Portfolio                      6.15 years      47.49
Diversified Municipal Portfolio                     7.72 years      63.62
International Value Portfolio                       4.27 years      60.00
Short Duration New York Municipal Portfolio         2.16 years      8.96
Short Duration California Municipal Portfolio       2.16 years      9.28
Short Duration Diversified Municipal Portfolio      2.16 years      9.43
Emerging Markets Value Portfolio                    0.79 years      4.78


        The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

        Aggregate Total Return     =    ERV - P
                                        -------
                                           P

Where:


        P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and



       ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.



        From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indices, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 3-5-7 year Laddered G/O Index; (6) Lehman Brothers

1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by
(A) Lipper Analytical Services, Inc.,
a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (9) Morgan Stanley Capital International ("MSCI") Indices, including the EAFE index, the EAFE GDP 50%-Hedged Index, the MSCI Emerging Markets Global Index and the MSCI Emerging Markets Free Index, which are widely recognized indices in international market performance; (10) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, Organization for Economic Co-Operation and Development and International Monetary Fund as a source of economic statistics; and (11) the International Finance Corporation Global Index ("IFCG Index") and International Finance Corporation Investable Index ("IFCI Index"), which are widely recognized indices of emerging markets performance.

                                    APPENDIX

              Description of Corporate and Municipal Bond Ratings

        The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.


CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

---------------------------------------
(1)  Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC  Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C  Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

---------------------------------------
(2)  As provided by Fitch Investors Service, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

(3)  Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        Description of Corporate and Municipal Commercial Paper Ratings.

        The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

---------------------------------------
(4) Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2  Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D  Default, actual or imminent payment default.

Moody's(6)

        Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        o  Leading market positions in well-established industries.

        o  High rates of return on funds employed.

        o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        o Well-established access to a range of financial markets and assured sources of alternate liquidity.

---------------------------------------
(5)  As provided by Fitch Investors Service Inc.
(6)  Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

                     Description of Municipal Note Ratings

        The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

---------------------------------------
(7)  Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2  Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D  Default, actual or imminent payment default.

---------------------------------------
(8)  As provided by Fitch Investors Service, Inc.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.


(a) Financial Statements: See "Custodian, Transfer Agent, Independent Accountants and Financial Statements", Regular and Institutional Services Statement of Additional Information, Part B pages B-54 - B-55.


(b) Exhibits:


     (1)(a) Articles of Incorporation of the Registrant dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically herewith).



     (1)(b) Articles Supplementary of the Registrant dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically herewith).



     (1)(c) Articles Supplementary of the Registrant dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically herewith).



     (1)(d) Articles Supplementary of the Registrant dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically herewith).



     (1)(e) Articles Supplementary of the Registrant undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically herewith).



     (1)(f) Articles Supplementary of the Registrant dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically herewith).



     (1)(g) Articles Supplementary of the Registrant dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically herewith).




     (1)(h) Articles Supplementary of the Registrant dated February 26, 1996 (submitted electronically herewith).

     (2)(a) By-Laws of the Registrant as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2).

     (2)(b) Amendment to Article I, Section 2 of the By-Laws of Registrant dated January 30, 1992 (supplied by Post-Effective Amendment No.
               7).

     (3)       Not Applicable.

     (4)(a) Specimen Share Certificates - Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration (supplied by Pre-Effective Amendment No.
               2).

     (4)(b) Specimen Share Certificate - California Municipal Portfolio (supplied by Post-Effective Amendment No. 4).

     (4)(c) Specimen Share Certificate - International Value Portfolio (supplied by Post-Effective Amendment No. 7).

     (4)(d) Specimen Share Certificates - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10).

     (4)(e) Specimen Share Certificate - Emerging Markets Value Portfolio (supplied by Post-Effective Amendment No. 12).


     (5)(a) Investment Management Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Sanford C. Bernstein & Co., Inc. ("Bernstein") (supplied by Pre-Effective Amendment No. 2).



     (5)(a)(1) Investment Management Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 4).



     (5)(a)(2) Investment Management Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 7).

     (5)(a)(3) Investment Management Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10).



     (5)(a)(4) Amendment to Investment Management Agreement dated October 5, 1994 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; and Intermediate Duration Portfolios and Bernstein (supplied by Post-Effective Amendment No. 11).



     (5)(a)(5) Amendment to Investment Management Agreement dated October 5, 1994 between the Registrant on behalf of the California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No.
               11).



     (5)(a)(6) Investment Management Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically herewith).



     (5)(a)(7) Amendment No. 1 to Investment Management Agreement dated October 11, 1995 between the Registrant on behalf of the International Value Portfolio and Bernstein (submitted electronically by Post-Effective Amendment No. 13).



     (5)(b) Shareholder Servicing and Administrative Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein (supplied by Post Effective Amendment No. 3).



     (5)(b)(1) Shareholder Servicing and Administrative Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No.
               4)

     (5)(b)(2) Shareholder Servicing and Administrative Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No.
               7).



     (5)(b)(3) Shareholder Servicing and Administrative Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10).



     (5)(b)(4) Shareholder Servicing and Administrative Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically herewith).



     (6)(a) Distribution Agreement dated October 12, 1988 between the Registrant on behalf of Government Short Duration; Short Duration Plus; New York Municipal; Diversified Municipal; Intermediate Duration and Bernstein (supplied by Pre-Effective Amendment No.
               2)



     (6)(b) Distribution Agreement dated May 1, 1990 between the Registrant on behalf of California Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 4).



     (6)(c) Distribution Agreement dated March 18, 1992 between the Registrant on behalf of International Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 7).



     (6)(d) Distribution Agreement dated May 2, 1994 between the Registrant on behalf of the Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio and Bernstein (supplied by Post-Effective Amendment No. 10).



     (6)(e) Distribution Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein (supplied by Post-Effective Amendment No. 12 and submitted electronically herewith).

     (7)       Not applicable.


     (8)(a) Custodian Contract dated October 12, 1988 between the Registrant and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2).



     (8)(b) Custodian Contract Fee Schedule dated October 12, 1988 (supplied by Post-Effective Amendment No. 2).



     (8)(c) Fee Information for Automated Securities Pricing dated October 12, 1988 (supplied by Post-Effective Amendment No. 2).



     (8)(d) Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2).



     (8)(e) Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3).



     (8)(f) Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4).


     (8)(g) Custodian Contract Fee Schedule dated October 1, 1991 (supplied by Post-Effective Amendment No. 6).


     (8)(h) Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7).


     (8)(i) Custodian Fee Schedule dated August 20, 1993 - International Value Portfolio (supplied by Post-Effective Amendment No. 9).


     (8)(j) Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10).


     (8)(k) Custodian Fee Schedule dated May 20, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10).


     (8)(l) Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12).

     (8)(m) Custodian Fee Schedule dated July 27, 1995 - International Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).

     (8)(n) Custodian Fee Schedule dated August 21, 1995 - Emerging Markets Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).

     (8)(o) Custodian Fee Schedule Amendment dated December 8, 1995 - International Value Portfolio (submitted electronically by Post-Effective Amendment No. 13).

     (8)(p) Custodian Fee Schedule Amendment dated December 8, 1995 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, Short Duration New York Municipal, Short Duration California Municipal and Short Duration Diversified Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 13).


     (8)(q) Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically herewith).



     (8)(r) Custodian Fee Schedule dated July 9, 1996 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal Portfolio, Intermediate Duration, California Municipal, Short Duration New York Municipal, Short Duration California Municipal and Short Duration Diversified Municipal Portfolios (submitted electronically herewith).



     (8)(s) Custodian Fee Schedule dated July 9, 1996 - International Value and Emerging Markets Value Portfolios (submitted electronically herewith).



     (8)(t) Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically herewith).



     (9)(a) Transfer Agency Agreement dated October 12, 1988 between the Registrant and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2).

     (9)(b) Fee Schedule for Services under Transfer Agency Agreement, dated December 22, 1992 (supplied by Post-Effective Amendment No. 9 to this registration statement).


     (9)(c) Amendment to the Transfer Agency Agreement dated April 30, 1990 (supplied by Post-Effective Amendment No. 4).



     (9)(d) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 (supplied by Post-Effective Amendment No. 7).



     (9)(e) Third Amendment to the Transfer Agency Agreement dated April 19, 1994 (supplied by Post-Effective Amendment No. 10).


     (9)(f) Fee Schedule for Services under Transfer Agency Agreement, dated May 20, 1994 (supplied by Post-Effective Amendment No. 10).

     (9)(g) Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 (supplied by Post-Effective Amendment No. 12).


     (9)(h) Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 (submitted electronically herewith).



     (9)(i) Fee Schedule for Fee Information Services under Transfer Agency Agreement, dated July 18, 1996 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal and Emerging Markets Value Portfolios (submitted electronically herewith).



     (9)(j) Securities Lending Agreement dated July 17, 1996 between the Registrant, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically herewith).

     (10)(a) Opinion of Counsel dated October 13, 1988 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal and Intermediate Duration Portfolios. (supplied by Pre-Effective Amendment No. 2).



     (10)(b) Opinion of Counsel dated May 2, 1990 - California Municipal Portfolio (supplied Post-Effective Amendment No. 4).



     (10)(c) Opinion of Counsel dated March 30, 1992 - International Value Portfolio (supplied by Post-Effective Amendment No. 7).



     (10)(d) Opinion of Counsel dated May 23, 1994 - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No. 10).



     (10)(e) Opinion of Counsel dated September 25, 1995 - Emerging Markets Value Portfolio (supplied by Post-Effective Amendment No. 12).


     (11)      Consent of Independent Accountants.

     (12)      Not applicable.


     (13) Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2).


     (14)      Not applicable.

     (15)      Not applicable.

     (16)(a) Schedules of Computation of Performance Quotations - Government Short Duration Portfolio; Short Duration Plus Portfolio; New York Municipal Portfolio; Diversified Municipal Portfolio; Intermediate Duration Portfolio (supplied by Post-Effective Amendment No. 2).

     (16)(b) Schedule of Computation of Performance Quotations - California Municipal Portfolio (supplied by Post-Effective Amendment No. 5).

     (16)(c) Schedule of Computation of Performance Quotations - Government Short Duration Portfolio; New York Municipal Portfolio, Diversified Municipal Portfolio; California Municipal Portfolio (supplied by Post-Effective Amendment No. 6).

     (16)(d) Schedule of Computation of Performance Quotations - International Value Portfolio (supplied by Post-Effective Amendment No. 8).

     (16)(e) Schedules of Computation of Performance Quotations - Short Duration California Municipal Portfolio; Short Duration Diversified Municipal Portfolio; Short Duration New York Municipal Portfolio (supplied by Post-Effective Amendment No.
               11).


     (16)(f) Schedule of Computation of Performance Quotations - Emerging Markets Value Portfolio (submitted electronically herewith).



     (17)      Financial Data Schedules for 12 Months Ending September 30, 1996
               - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, International Value, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal and Emerging Markets Value Portfolios (submitted electronically herewith).


     (18)      Not applicable.


Item 25.  Persons Controlled By or Under Common Control with
          Registrant.

          None.

Item 26.  Number of Holders of Securities.

     Title of Class                Number of Record Holders
     --------------                ------------------------


     Bernstein Government
      Short Duration Portfolio          760 (As of January 2,
      (Par value .001 per share)                  1997)



     Bernstein Short Duration
      Plus Portfolio                    2,558 (As of January 2,
      (Par value .001 per share)                  1997)



     Bernstein New York
      Municipal Portfolio               1,963 (As of January 2,
      (Par value .001 per share)                  1997)

     Bernstein Diversified
      Municipal Portfolio               2,885 (As of January 2,
      (Par value .001 per share)                  1997)




     Bernstein Intermediate
      Duration Portfolio                5,091 (As of January 2,
      (Par value .001 per share)                  1997)



     Bernstein California
      Municipal Portfolio               920 (As of January 2,
      (Par Value .001 per share)                  1997)



     Bernstein International            16,712 (As of January 2,
      Value Portfolio                             1997)
      (Par Value .001 per share)



     Bernstein Short Duration
      California Municipal Portfolio    281 (As of January 2,
      (Par Value .001 per share)                  1997)



     Bernstein Short Duration
      Diversified Municipal Portfolio   523 (As of January 2,
      (Par Value .001 per share)                  1997)



     Bernstein Short Duration
      New York Municipal Portfolio      361 (As of January 2,
      (Par Value .001 per share)                  1997)



     Bernstein Emerging Markets         6,977 (As of January 2,
      Value Portfolio                             1997)
      (Par Value .001 per share)


Item 27.  Indemnification.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

     As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreements, Section 3 of the respective Shareholder Servicing and Administrative Agreements, and Section 8 of the respective Distribution Agreements between the Registrant on behalf of its various Portfolios and Bernstein, Bernstein may be indemnified against certain liabilities which it may incur.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     As permitted by Article VII, Section 2 of the Bylaws, the Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have omitted conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


     Section 2 of the respective Investment Management Agreements limits the liability of Bernstein to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under the Management Agreements.

     Section 2 of the respective Shareholder Servicing and Administrative Agreements and Section 9 of the respective Distribution Agreements limit the liability of Bernstein to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the respective Investment Management Agreements, Shareholder Servicing and Administrative Agreements, and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.  Business and Other Connections of Investment Adviser.


     See "Manager and Distributor" in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and "Management of the Portfolios" in the Regular and Institutional Services constituting Parts A-1 and A-2 of this Registration Statement, respectively, and incorporated herein by reference.


Item 29.  Principal Underwriters

     (a) Sanford C. Bernstein & Co., Inc. is the Distributor for no investment company other than the Registrant.

     (b)

Name and                 Positions and            Positions and
Principal Business       Offices with             Offices with
Address                  Underwriter              Registrant
------------------       -------------            -------------
Zalman C. Bernstein*     Chairman of the
                         Executive Committee

Lewis A. Sanders*        Chairman of the
                         Board, Chief Executive
                         Officer and Chief
                         Financial Officer

Roger Hertog*            President and Chief      President,
                          Operating Officer        Treasurer and
                                                   Director


Andrew S. Adelson*       Senior Vice President    Senior Vice
                                                   President &
                                                   Director


Kevin R. Brine*          Senior Vice President

Charles C. Cahn, Jr.*    Senior Vice President

Marilyn Goldstein Fedak* Chief Investment
                         Officer - Large
                         Capitalization Equities

Michael L. Goldstein*    Investment Strategist -
                         Institutional Services



Francis H. Trainer, Jr.* Senior Vice President    Senior Vice
                                                   President
-------------------
*    Business Address is 767 Fifth Avenue
     New York, New York  10153

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30.  Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the Investment Company Act are maintained at the offices of Bernstein, One State Street Plaza, New York, NY 10004 and 767 Fifth Avenue, New York, New York 10153, except that some records pursuant to Rule 31a-1(b)
are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171, the Registrant's Transfer Agent, and some records pursuant to Rule 31a-1(b)(4) are maintained at the offices of Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, New York 10022, counsel to the Registrant.

Item 31.  Management Services.

          Not applicable.

Item 32.  Undertakings.

          The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   Signatures


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amended registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereto duly authorized in the City and State of New York on the 23rd day of January, 1997.


                              Sanford C. Bernstein Fund, Inc.


                              By:  Roger Hertog, President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following in the capacity and on the date indicated.

Signature           Title               Date
---------           -----               ----

Roger Hertog        President           January 23, 1997
                    (Principal
                    Executive
                    Officer),
                    Treasurer,
                    (Principal
                    Financial and
                    Accounting
                    Officer) and
                    Director



Andrew S. Adelson   Senior Vice         January 23, 1997
                    President
                    and Director



Arthur Aeder        Director            January 23, 1997



Peter L. Bernstein  Director            January 23, 1997



Theodore Levitt     Director            January 23, 1997




William Kristol     Director            January 23, 1997

                                Index to Exhibits
                                -----------------

Exhibit No.    Description
-----------    -----------

(1)(a)         Articles of Incorporation of the Registrant dated May 3, 1988.

(1)(b)         Articles Supplementary of the Registrant dated October 14, 1988.

(1)(c)         Articles Supplementary of the Registrant dated April 25, 1990.

(1)(d)         Articles Supplementary of the Registrant dated March 16, 1992.

(1)(e)         Articles Supplementary of the Registrant undated, filed May 11,
               1994.

(1)(f)         Articles Supplementary of the Registrant dated October 10, 1994.

(1)(g)         Articles Supplementary of the Registrant dated August 29, 1995.

(1)(h)         Articles Supplementary of the Registrant dated February 26, 1996.

(5)(a)(6) Investment Management Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein.

(5)(b)(4) Shareholder Servicing and Administrative Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein.

(6)(e) Distribution Agreement dated October 11, 1995 between the Registrant on behalf of the Emerging Markets Value Portfolio and Bernstein.

(8)(q)         Seventh Amendment to the Custodian Contract dated May 6, 1996.

(8)(r) Custodian Contract Fee Schedule dated July 9, 1996 Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal Portfolios.

(8)(s) Custodian Contract Fee Schedule dated July 9, 1996 - International Value and Emerging Markets Value Portfolios

Exhibit No.    Description
-----------    -----------

(8)(t)         Eighth Amendment to the Custodian Contract dated September 25,
               1996.

(9)(h)         Fifth Amendment to the Transfer Agency Agreement dated July 18,
               1996.

(9)(i) Fee Schedule for Fee Information Services under Transfer Agency Agreement, dated July 18, 1996 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal and Emerging Markets Value Portfolios.

(9)(j) Securities Lending Agreement dated July 17, 1996 between the Registrant, on behalf of the International Value Portfolio, and State Street Bank and Trust Company and Amendment dated September 30, 1996.

(11)           Consent of Independent Accountants.

(16)(f) Schedule of Computation of Performance Quotation - Emerging Markets Value Portfolio.

(17)           Financial Data Schedules for 12 Months Ending September 30, 1996
               - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal, International Value, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal and Emerging Markets Value Portfolios.